                          THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

         PROSPECTUS

[GLOBE GRAPHIC]
         February 1, 2004

            Subject to Completion, Dated January 16, 2004

         Classes A, B and C
                                                 ING LARGECAP VALUE FUND

       This Prospectus contains
       important information about
       investing in the ING LargeCap
       Value Fund. You should read it
       carefully before you invest,
       and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Fund
       will achieve its objective. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                  [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



This Prospectus describes the Fund's objective, investment strategy and risks.

You'll also find:


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.

    INTRODUCTION TO THE ING LARGECAP VALUE
      FUND                                              1
    ING LARGECAP VALUE FUND                             2


    WHAT YOU PAY TO INVEST                             4
    SHAREHOLDER GUIDE                                  6
    MANAGEMENT OF THE FUND                            12
    DIVIDENDS, DISTRIBUTIONS AND TAXES                14
    MORE INFORMATION ABOUT RISKS                      15
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     INTRODUCTION TO THE ING LARGECAP VALUE FUND
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.



 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

 ING LARGECAP VALUE FUND

  ING LargeCap Value Fund seeks long-term capital appreciation.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term capital appreciation.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                             Introduction to the ING LargeCap Value Fund       1

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING LARGECAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large capitalization U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy.

The Fund holds common and preferred stocks and normally invests in companies that the Sub-Adviser considers to be undervalued compared to the overall stock market. The Sub-Adviser considers large capitalization companies as those companies with market capitalizations exceeding $5 billion at the time of purchase. The market capitalization of what the Sub-Adviser considers to be large will change with market conditions.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value. The Sub-Adviser uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The Sub-Adviser may sell a security when its price reaches a target set by the Sub-Adviser, if there is a deterioration in the company's financial situation, when the Sub-Adviser believes other investments are more attractive, or for other reasons.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 2      ING LargeCap Value Fund

                                                         ING LARGECAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING LargeCap Value Fund had not commenced operations as of the date of this Prospectus, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING LargeCap Value Fund       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.
FEES YOU PAY DIRECTLY

                                                                CLASS A     CLASS B      CLASS C
-------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)                                     5.75(1)     none         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none(2)     5.00(3)      1.00(4)



(1) Reduced for purchases of $50,000 and over. Please see page 7.

(2) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 7.

(3) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 7.

(4) Imposed upon redemption within 1 year from purchase. Please see page 7.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

ING LARGECAP VALUE FUND
                                                          DISTRIBUTION                       TOTAL
                                                          AND SERVICE                        FUND               WAIVERS,
                                           MANAGEMENT       (12B-1)           OTHER        OPERATING         REIMBURSEMENTS
                                              FEE             FEES         EXPENSES(2)     EXPENSES        AND RECOUPMENT(3)
-------------------------------------------------------------------------------------------------------------------------------
 Class A                            %         0.90            0.25             0.40          1.55                -0.10
 Class B                            %         0.90            1.00             0.40          2.30                -0.10
 Class C                            %         0.90            1.00             0.40          2.30                -0.10

ING LARGECAP VALUE FUND

                                   NET EXPENSES
---------------------------------  ------------
 Class A                               1.45
 Class B                               2.20
 Class C                               2.20

--------------------------------------------------------------------------------

(1) The table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. The Fund recently commenced operations so "Other Expenses" are estimated.
(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.
(3) ING Investments, LLC ("ING Investments") has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, within three years. The expense limits will continue through at least May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.

 4      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

ING LARGECAP VALUE FUND (1)                                           1 YEAR     3 YEARS
----------------------------------------------------------------------------------------
 Class A                                                        $      714        1,027

                                                                       IF YOU SELL YOUR      IF YOU DON'T SELL
                                                                            SHARES              YOUR SHARES
                                                                      ------------------     ------------------
                                                                      1 YEAR     3 YEARS     1 YEAR     3 YEARS
---------------------------------------------------------------------------------------------------------------
 Class B                                                        $      723        1,009       223         709

                                                                       IF YOU SELL YOUR      IF YOU DON'T SELL
                                                                            SHARES              YOUR SHARES
                                                                      ------------------     ------------------
                                                                      1 YEAR     3 YEARS     1 YEAR     3 YEARS
---------------------------------------------------------------------------------------------------------------
 Class C                                                        $      323         709        223         709

--------------------------------------------------------------------------------
(1) The examples reflect the contractual limits for the one-year period and the first year of the three-year period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, each class of the Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 6      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A

Class A shares of the Fund are sold subject to the following sales charge:

                            AS A % OF THE
                              OFFERING      AS A % OF NET
YOUR INVESTMENT               PRICE(1)       ASSET VALUE
 Less than $50,000              5.75            6.10
 $50,000 - $99,999              4.50            4.71
 $100,000 - $249,999            3.50            3.63
 $250,000 - $499,999            2.50            2.56
 $500,000 - $1,000,000          2.00            2.04
 $1,000,000 and over                  See below

(1) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Money Market Fund, ING Lexington Money Market Trust and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Servicing Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Servicing Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B and Class C shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Fund are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment by the methods outlined in the table on the right.

The Fund and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted. The Fund reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for Individual Retirement Accounts (IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      An investment
                                                                       YOUR INVESTMENT    professional with an
                                                                       PROFESSIONAL       authorized firm can
                                                                                          help you establish and
                                                                                          maintain your account.



                                                                       BY MAIL            Visit or consult an
                                                                                          investment
                                                                                          professional. Make
                                                                                          your check payable to
                                                                                          the ING Funds and mail
                                                                                          it, along with a
                                                                                          completed Application.
                                                                                          Please indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.




                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 992-0180 and
                                                                                          select Option 4 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street Bank and
                                                                                          Trust Company ABA
                                                                                          #101003621 Kansas
                                                                                          City, MO credit to:
                                                                                          -------------
                                                                                          (the Fund)
                                                                                          A/C #751-8315; for
                                                                                          further credit
                                                                                          to:-------------------
                                                                                          Shareholder
                                                                                          A/C #-----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING      Visit or consult an
                                                                       YOUR INVESTMENT    investment professional.
                                                                       PROFESSIONAL



                                                                       BY MAIL            Visit or consult an
                                                                                          investment professional.
                                                                                          Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the ING Funds and
                                                                                          mail them to the address
                                                                                          on the account
                                                                                          statement. Remember to
                                                                                          write your account
                                                                                          number on the check.



                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under "Initial
                                                                                          Investment."

 8      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

MARKET TIMERS

The Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser, to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       9

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less at the time of purchase are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Fund's Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-

 10      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

term investment and not as a short-term trading vehicle. The Fund may prohibit excessive exchanges (more than four per year). The Fund also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the ING LargeCap Value Fund, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Fund into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company, subject to the supervision of the Fund's Board of Trustees ("Board"), acts as a "manager-of-managers" for the Fund. In this capacity, ING Investments oversees the investment activities of the Fund. ING Investments delegates to the Sub-Adviser the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. From time to time, ING Investments may also recommend the appointment of additional or replacement Sub-Advisers to the Fund's Board. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to replace a non-affiliated Sub-Adviser without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a Sub-Adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change. ING Investments also assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered as an investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual advisory fee to be paid by the Fund as a percentage of the Fund's average daily net assets:

FUND                                                MANAGEMENT FEE
 ING LargeCap Value                                      0.90%

SUB-ADVISER

BRANDES INVESTMENT PARTNERS, LLC

Founded in 1974, Brandes Investment Partners, LLC (Brandes) is an investment advisory firm currently with 66 investment professionals who manage over $75.8 billion in assets as of December 31, 2003. Brandes' principal address is 11988 El Camino Real, Suite 500, San Diego, California 92130.

Brandes is the investment sub-adviser to ING LargeCap Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.

PERFORMANCE OF SIMILAR LARGE CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Large Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Large Cap Value accounts under management by Brandes for at least one month beginning July 31, 2000, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the ING LargeCap Value Fund.

The table below shows the returns for the Brandes U.S. Large Cap Value Equity Composite compared with the Russell 1000 Value Index and the Russell 1000 Index for the one- and three-year (or since inception) periods ended December 31, 2003 and on an annual basis as of December 31 of prior years. The returns of the Brandes U.S. Large Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index and the Russell 1000 Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the ING LargeCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                          BRANDES
                       U.S. LARGE CAP    RUSSELL
                        VALUE EQUITY      1000        RUSSELL
                         COMPOSITE        VALUE         1000
                            (%)         INDEX (%)    INDEX (%)
                       --------------   ---------    ---------
 One Year                  33.98%        30.03%        29.89%
 Three Years                8.43%         1.22%        -3.78%
 Since Inception*          14.02%         4.03%        -5.34%

 * Index returns for the Russell 1000 Value and Russell 1000 Indices are for the period beginning August 1, 2000.

 12      Management of the Fund

ADVISER                                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                          BRANDES
                       U.S. LARGE CAP    RUSSELL
                        VALUE EQUITY      1000        RUSSELL
                         COMPOSITE        VALUE         1000
                            (%)         INDEX (%)    INDEX (%)
                       --------------   ---------    ---------
 2003                      33.98%         30.03%       29.89%
 2002                     -18.34%        -15.52%      -21.65%
 2001                      16.54%         -5.59%      -12.45%
 2000*                     14.05%         14.19%       12.26%

 * Index Returns are for the period beginning August 1, 2000.

The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Large Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Large Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell 1000 Index is an unmanaged index and is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       13

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. The Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of the Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 14      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in the Fund are in the sections describing the Fund above, and are discussed further below. While this section is intended to highlight the principal risks of investing in the Fund, the Fund may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, the Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


 16      More Information About Risks

In addition to the Fund offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
  ING Emerging Countries Fund
  ING Foreign Fund
  ING International Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING Precious Metals Fund
  ING Russia Fund

GLOBAL EQUITY FUNDS
  ING Global Equity Dividend Fund
  ING Global Real Estate Fund
  ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Small Company Fund
  ING Technology Fund
  ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
  ING Equity and Bond Fund
  ING Convertible Fund
  ING Real Estate Fund
  ING Balanced Fund
  ING Growth and Income Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING High Yield Bond Fund
  ING Intermediate Bond Fund
  ING National Tax Exempt Bond Fund
  ING Money Market Fund
  ING Aeltus Money Market Fund
  ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
  ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN OUR:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund.
The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's
SEC file number. The file number is as follows:

ING Equity Trust                         811-8817
ING LargeCap Value Fund

  [ING FUNDS LOGO]                             LCVABCPROS0204-020104

43


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180
                                FEBRUARY 1, 2004

                 SUBJECT TO COMPLETION, DATED JANUARY 16, 2004

                                ING EQUITY TRUST
                              ING Convertible Fund
                            ING Equity and Bond Fund
                           ING Financial Services Fund
                          ING Growth Opportunities Fund
                            ING LargeCap Growth Fund
                             ING LargeCap Value Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                              ING Real Estate Fund
                          ING Disciplined LargeCap Fund
                         ING SmallCap Opportunities Fund
                             ING SmallCap Value Fund
                          ING Tax Efficient Equity Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                               ING MAYFLOWER TRUST
                             ING Growth + Value Fund
      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively, the "ING Funds") of each investment company listed above (each a "Company"). This SAI is not a prospectus and it should be read in conjunction with the Prospectuses for ING LargeCap Value Fund dated February 1, 2004 and the Prospectuses for the remaining Funds, dated September 30, 2003, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Those Prospectuses (the "Prospectus") for the ING Funds, dated September 30, 2003 and February 1, 2004, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC, at the address listed above. In addition, the financial statements from the ING Funds' Annual Reports dated May 31, 2003 and Semi-Annual Reports dated November 30, 2003, are incorporated herein by reference. Copies of each ING Fund's Prospectus and Annual or Semi-Annual Report may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HISTORY OF THE ING FUNDS................................................      1


MANAGEMENT OF THE ING FUNDS.............................................      5


INVESTMENT ADVISER FEES.................................................     26


EXPENSE LIMITATION AGREEMENTS...........................................     35


RULE 12B-1 PLANS........................................................     38


CODE OF ETHICS..........................................................     44


SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS..................     44


INVESTMENT RESTRICTIONS.................................................     93


PORTFOLIO TRANSACTIONS..................................................    109


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................    113


DETERMINATION OF SHARE PRICE............................................    120


SHAREHOLDER INFORMATION.................................................    122


SHAREHOLDER SERVICES AND PRIVILEGES.....................................    123


DISTRIBUTIONS...........................................................    126


TAX CONSIDERATIONS......................................................    126


CALCULATION OF PERFORMANCE DATA.........................................    135


PERFORMANCE COMPARISONS.................................................    138


GENERAL INFORMATION.....................................................    143


FINANCIAL STATEMENTS....................................................    145

                            HISTORY OF THE ING FUNDS

      On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of ING Growth + Value Fund ("Growth + Value Fund") and ING MagnaCap Fund ("MagnaCap Fund") did not approve the Reorganization; therefore those Funds are remain part of ING Mayflower Trust ("Mayflower Trust") and ING Investment Funds, Inc. ("Investment Funds"), respectively.

      As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: ING Convertible Fund ("Convertible Fund"), ING Equity and Bond Fund ("Equity and Bond Fund"), ING Financial Services Fund ("Financial Services Fund"); ING Growth Opportunities Fund ("Growth Opportunities Fund"), ING LargeCap Growth Fund ("LargeCap Growth Fund"), ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund"), ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund"), and ING Tax Efficient Equity Fund ("Tax Efficient Equity Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund. ING MidCap Opportunities Fund ("MidCap Opportunities"); ING MidCap Value Fund ("MidCap Value"); and ING SmallCap Value Fund ("SmallCap Value") were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.

ING EQUITY TRUST

      ING Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end management investment company. Equity Trust was organized in June of 1998. On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust" to "Pilgrim Equity Trust" and the name of MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund" to "Pilgrim MidCap Opportunities Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund."
      On February 1, 2004, ING LargeCap Value Fund ("LargeCap Value Fund") was organized as a series of Equity Trust.

ING REAL ESTATE FUND.

      Prior to November 4, 2002, the ING Real Estate Fund ("Real Estate Fund") was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company. The Advisors' Inner Circle Fund was established on July 18, 1991. At a shareholder meeting held on October 30, 2002, the shareholders of the Real Estate Fund approved the Reorganization of the Fund into a series of Equity Trust, at which time the Fund's name was changed from "CRA Realty Shares Portfolio."

ING INVESTMENT FUNDS, INC.

      ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end management investment company. Investment Funds was organized in July 1969. Investment Funds currently consists of one separate diversified investment fund, the ING MagnaCap Fund ("MagnaCap Fund").

      On July 14, 1995, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of Investment Funds changed to "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund changed to "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of ING MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."

ING MAYFLOWER TRUST

      ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end management investment company. Mayflower Trust currently consists of two separate diversified investment funds, one of which is discussed in this SAI. Mayflower Trust was organized in 1993. Growth + Value Fund was organized in 1996.

      On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust," and the name of the "Northstar Growth + Value Fund" was changed to "Pilgrim Growth + Value Fund." On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust," and the name of ING Growth + Value Fund was changed from "Pilgrim Growth + Value Fund."

      Set forth below is information about certain Funds prior to the approval of the Reorganization.

      FINANCIAL SERVICES FUND. Prior to the Reorganization, Financial Services Fund was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company. ING Financial Services Fund, Inc. was organized in November 1985 and changed its name from "Pilgrim Regional BankShares" to "Pilgrim America Bank and Thrift Fund" in April, 1996. ING Financial Services Fund, Inc. operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund" On May 22, 2001, the name of the Fund was changed from "Pilgrim Bank and Thrift Fund" to "Pilgrim Financial Services Fund" On March 1, 2002, the name of ING Financial Services Fund was changed from "Pilgrim Financial Services Fund."

      TAX EFFICIENT EQUITY FUND. Prior to the Reorganization, Tax Efficient Equity Fund was a series of ING Funds Trust ("Funds Trust"). Funds Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on July 30, 1998. On February 28, 2001, the name of "ING Tax Efficient Equity Fund" was changed to "Pilgrim Tax Efficient Equity Fund." On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" and the name of the Tax-Efficient Equity Fund was changed from "Pilgrim Tax Efficient Equity Fund."

      GROWTH OPPORTUNITIES FUND. Prior to the Reorganization, Growth Opportunities Fund was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. The Fund was organized in 1986. On November 1, 1999, the name of

Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund) to "Pilgrim Growth Opportunities Fund." On March 1, 2002, the name of the Fund was changed from "Pilgrim Growth Opportunities Fund."


      DISCIPLINED LARGECAP FUND. On June 2, 2003, ING Research Enhanced Index Fund changed its name to "ING Disciplined LargeCap Fund." Prior to the Reorganization, Research Enhanced Index Fund was a series of Mayflower Trust. As discussed above, Mayflower Trust is a Massachusetts business trust registered as an open-end management investment company. Research Enhanced Index Fund was organized in 1998. On November 1, 1999, the name of Research Enhanced Index Fund changed from "Northstar Research Enhanced Index Fund" to "Pilgrim Research Enhanced Index Fund." On March 1, 2002, the name of Research Enhanced Index Fund was changed from "Pilgrim Research Enhanced Index Fund" to "ING Research Enhanced Index Fund."

      CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH FUNDS. Prior to the Reorganization, Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The transaction eliminated this two-tiered "master-feeder" structure.

      On March 15, 1999, the names of the series, which were formerly part of Mutual Funds were changed as follows:

Old Name                                     New Name
--------                                     --------
Nicholas-Applegate Large Cap Growth Fund     Pilgrim Large Cap Growth Fund
Nicholas-Applegate Convertible Fund          Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund      Pilgrim Balanced Fund

      On May 24, 1999, the name of the following Fund was changed as follows:

Old Name                                   New Name
--------                                   --------
Pilgrim Large Cap Growth Fund              Pilgrim LargeCap Growth Fund

      On March 1, 2002, the names of the series that were formerly part of Mutual Funds were changed as follows:

Old Name                                 New Name
--------                                 --------
Pilgrim LargeCap Growth Fund             ING LargeCap Growth Fund
Pilgrim Convertible Fund                 ING Convertible Fund
Pilgrim Balanced Fund                    ING Equity and Income Fund

      On September 23, 2002, the name of ING Equity and Bond Fund was changed from "ING Equity and Income Fund."

      SMALLCAP OPPORTUNITIES FUND. Prior to the Reorganization, SmallCap Opportunities Fund was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of SmallCap Opportunities Fund was changed from "Pilgrim SmallCap Opportunities Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director/Trustee of the ING Funds.

                                                                                           NUMBER
                                                                                             OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND
                         POSITION(S)                                                      COMPLEX
                            HELD       TERM OF OFFICE                                     OVERSEEN
                            WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)-         BY           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE   COMPANY/TRUST  TIME SERVED(1)(2)    DURING THE PAST 5 YEARS       TRUSTEE****              BY TRUSTEE
---------------------   -------------  -----------------    -----------------------       -----------     ------------------------
Independent Trustees

PAUL S. DOHERTY           Director      October 1999 -     Mr. Doherty is President and      114          Trustee, ING Investors
7337 E. Doubletree        / Trustee     Present            Partner, Doherty, Wallace,                     Trust (February 2002 -
Ranch Rd.                                                  Pillsbury and Murphy, P.C.,                    Present)
Scottsdale, Arizona                                        Attorneys (1996  - Present);
85258                                                      Director, Tambrands, Inc.
Date of Birth:                                             (1993 - 1998); and Trustee of
04/28/1934                                                 each of the funds managed by
                                                           Northstar Investment
                                                           Management Corporation (1993
                                                           - 1999).

J. MICHAEL EARLEY         Director      February 2002 -    President and Chief Executive     114          Trustee, ING Investors
7337 E. Doubletree        / Trustee     Present            Officer, Bankers Trust                         Trust (1997 - Present)
Ranch Rd.                                                  Company, N.A. (1992 -
Scottsdale, Arizona                                        Present).
85258
Date of Birth:
05/02/1945

R. BARBARA GITENSTEIN     Director      February 2002 -    President, College of New         114          Trustee, ING Investors
7337 E. Doubletree        / Trustee     Present            Jersey (1999 - Present).                       Trust (1997 - Present)
Ranch Rd.                                                  Formerly, Executive Vice
Scottsdale, Arizona                                        President and Provost, Drake
85258                                                      University (1992 - 1998).
Date of Birth:
02/18/1948

WALTER H. MAY             Director      October 1999 -     Retired.  Formerly, Managing      114          Trustee, ING Investors
7337 E. Doubletree        / Trustee     Present            Director and Director of                       Trust (February 2002 -
Ranch Rd.                                                  Marketing, Piper Jaffray,                      Present) and Best Prep
Scottsdale, Arizona                                        Inc.; Trustee of each of the                   Charity (1991 - Present).
85258                                                      funds managed by Northstar
Date of Birth:                                             Investment Management
12/21/1936                                                 Corporation (1996 - 1999).

                                                                                           NUMBER
                                                                                             OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND
                         POSITION(S)                                                      COMPLEX
                            HELD       TERM OF OFFICE                                     OVERSEEN
                            WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)-         BY           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE   COMPANY/TRUST  TIME SERVED(1)(2)    DURING THE PAST 5 YEARS       TRUSTEE****              BY TRUSTEE
---------------------   -------------  -----------------    -----------------------       -----------     ------------------------
JOCK PATTON               Director      August 1995 -      Private Investor (June 1997 -     114          Director, Hypercom, Inc.;
7337 E. Doubletree        / Trustee     Present for        Present).  Formerly, Director                  JDA Software Group, Inc.
Ranch Rd.                               ING Investment     and Chief Executive Officer,
Scottsdale, Arizona                     Funds, Inc.        Rainbow Multimedia Group,
85258                                                      Inc. (January 1999 - December
Date of Birth:                          October 1999 -     2001); Director of Stuart
12/11/1945                              Present for ING    Entertainment, Inc.; Director
                                        Mayflower Trust    of Artisoft, Inc. (1994 -
                                        and ING Equity     1998).
                                        Trust

DAVID W.C. PUTNAM         Director      October 1999 -     President and Director, F.L.      114          Anchor International Bond
7337 E. Doubletree        / Trustee     Present            Putnam Securities Company,                     Trust; F.L. Putnam
Ranch Rd.                                                  Inc. and its affiliates;                       Foundation; Progressive
Scottsdale, Arizona                                        President, Secretary and                       Capital Accumulation
85258                                                      Trustee, The Principled                        Trust; Principled Equity
Date of Birth:                                             Equity Market Fund.                            Market Fund; Mercy
10/08/1939                                                 Formerly, Trustee, Trust                       Endowment Foundation;
                                                           Realty Corp.; Anchor                           Director, F.L. Putnam
                                                           Investment Trust; Bow Ridge                    Investment Management
                                                           Mining Company and each of                     Company; Asian American
                                                           the funds managed by                           Bank and Trust Company;
                                                           Northstar Investment                           Notre Dame Health Care
                                                           Management Corporation (1994                   Center; F.L. Putnam
                                                           - 1999).                                       Securities Company, Inc.;
                                                                                                          and an Honorary Trustee,
                                                                                                          Mercy Hospital.

BLAINE E. RIEKE           Director      February 2001 -    General Partner, Huntington       114          Director of Morgan Chase
7337 E. Doubletree        / Trustee     Present            Partners (January 1997 -                       Trust Co.
Ranch Rd.                                                  Present).  Chairman of the
Scottsdale, Arizona                                        Board and Trustee of each of
85258                                                      the funds managed by ING
Date of Birth:                                             Investment Management Co. LLC
09/10/1933                                                 (November 1998 - February
                                                           2001).

                                                                                           NUMBER
                                                                                             OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND
                         POSITION(S)                                                      COMPLEX
                            HELD       TERM OF OFFICE                                     OVERSEEN
                            WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)-         BY           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE   COMPANY/TRUST  TIME SERVED(1)(2)    DURING THE PAST 5 YEARS       TRUSTEE****              BY TRUSTEE
---------------------   -------------  -----------------    -----------------------       -----------     ------------------------
ROGER B. VINCENT          Director      February 2002 -    President, Springwell             114          Director of AmeriGas
7337 E. Doubletree        / Trustee     Present ING        Corporation (1989 -                            Propane, Inc.
Ranch Rd.                               Investment Funds,  Present).  Formerly,
Scottsdale, Arizona                     Inc. and ING       Director, Tatham Offshore,
85258                                   Equity Trust       Inc. (1996 - 2000).
Date of Birth:
08/26/1945                              October 1999 -
                                        Present ING
                                        Mayflower Trust

RICHARD A. WEDEMEYER      Director      February 2001 -    Retired.  Mr. Wedemeyer was       114          Director of Touchstone
7337 E. Doubletree        / Trustee     Present            formerly Vice President -                      Consulting Group.
Ranch Rd.                                                  Finance and Administration,
Scottsdale, Arizona                                        Channel Corporation (June
85258                                                      1996 - April 2002).
Date of Birth:                                             Formerly, Vice President,
03/23/1936                                                 Operations and
                                                           Administration, Jim Henson
                                                           Productions (1979 - 1997);
                                                           Trustee, First Choice Funds
                                                           (1997 - 2001); and of each of
                                                           the funds managed by ING
                                                           Investment Management Co. LLC
                                                           (1998 - 2001).

Trustees who are
"Interested Persons"

THOMAS J.                 Director      February 2001 -    Chief Executive Officer, ING      169          Director, Hemisphere,
McInerney(2)              / Trustee     Present            U.S. Financial Services                        Inc.; Trustee, Equitable
7337 E. Doubletree                                         (September 2001 - Present);                    Life Insurance Co.,
Ranch Rd.                                                  General Manager and Chief                      Golden American Life
Scottsdale, Arizona                                        Executive Officer, ING U.S.                    Insurance Co., Life
85258                                                      Worksite Financial Services                    Insurance Company of
Date of Birth:                                             (December 2000 - Present);                     Georgia, Midwestern
05/05/1956                                                 Member, ING Americas                           United Life Insurance
                                                           Executive Committee (2001 -                    Co., ReliaStar Life
                                                           Present); President, Chief                     Insurance Co., Security
                                                           Executive Officer and                          Life of Denver, Security
                                                           Director of Northern Life                      Connecticut Life
                                                           Insurance Company (March 2001                  Insurance Co., Southland
                                                           - October 2002), ING Aeltus                    Life Insurance Co., USG
                                                           Holding Company, Inc. (2000 -                  Annuity and Life Company,
                                                           Present), ING Retail Holding                   and United Life and
                                                           Company (1998 - Present), and                  Annuity Insurance Co.
                                                           ING Retirement Holdings, Inc.                  Inc; Director, Ameribest
                                                           (1997 - Present).  Formerly,                   Life Insurance Co.;
                                                           General Manager and Chief                      Director, First Columbine
                                                           Executive Officer, ING                         Life Insurance Co.;
                                                           Worksite Division (December                    Member of the Board,
                                                           2000 - October 2001),                          National Commission on
                                                           President, ING-SCI, Inc.                       Retirement Policy,
                                                           (August 1997 - December                        Governor's Council on
                                                           2000); President, Aetna                        Economic Competitiveness
                                                           Financial Services (August                     and Technology of
                                                           1997 - December 2000).                         Connecticut, Connecticut
                                                                                                          Business and Industry
                                                                                                          Association,Bushnell;
                                                                                                          Connecticut Forum; Metro
                                                                                                          Hartford Chamber of
                                                                                                          Commerce; and is Chairman,
                                                                                                          Concerned Citizens for
                                                                                                          Effective Government.

                                                                                           NUMBER
                                                                                             OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND
                         POSITION(S)                                                      COMPLEX
                            HELD       TERM OF OFFICE                                     OVERSEEN
                            WITH        AND LENGTH OF       PRINCIPAL OCCUPATION(S)-         BY           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE   COMPANY/TRUST  TIME SERVED(1)(2)    DURING THE PAST 5 YEARS       TRUSTEE****              BY TRUSTEE
---------------------   -------------  -----------------    -----------------------       -----------     ------------------------
JOHN G. TURNER(3)         Chairman      October 1999 -     Chairman, Hillcrest Capital       114          Director, Hormel Foods
7337 E. Doubletree        and           Present            Partners (May 2002-Present);                   Corporation; Shopko
Ranch Rd.                 Director                         President, Turner Investment                   Stores, Inc.; and M.A.
Scottsdale, Arizona       / Trustee                        Company (January 2002 -                        Mortenson Company.
85258                                                      Present).  Mr. Turner was
Date of Birth:                                             formerly Vice Chairman of ING
10/03/1939                                                 Americas (2000 - 2002);
                                                           Chairman and Chief Executive
                                                           Officer of ReliaStar
                                                           Financial Corp. and ReliaStar
                                                           Life Insurance Company (1993
                                                           - 2000); Chairman of
                                                           ReliaStar United Services
                                                           Life Insurance Company (1995
                                                           - 1998); Chairman of
                                                           ReliaStar Life Insurance
                                                           Company of New York (1995 -
                                                           2001); Chairman of Northern
                                                           Life Insurance Company (1992
                                                           - 2001); Chairman and Trustee
                                                           of the Northstar affiliated
                                                           investment companies (1993 -
                                                           2001) and Director, Northstar
                                                           Investment Management
                                                           Corporation and its
                                                           affiliates (1993 - 1999 ).




(1) Directors/Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director/Trustee who is not an "interested person" of the Company/Trust, as defined in the 1940 Act ("Independent Directors/Trustees"), shall retire from service as a Director/Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Director/Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which even the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) Unless otherwise noted, this column refers to ING Equity Trust, ING Investment Funds, Inc. and ING Mayflower Trust.


(3) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investment.


**** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

Information about the ING Funds' officers are set forth in the table below:

                         POSITIONS HELD WITH  TERM OF OFFICE AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE    THE TRUST            TIME SERVED (1)(2)                   FIVE YEARS (3)
---------------------    -------------------  ----------------------------         ---------------------------------------
JAMES M. HENNESSY        President and Chief  February 2001- Present               President and Chief Executive Officer, ING
7337 E. Doubletree       Executive Officer                                         Capital Corporation, LLC, ING Funds
Ranch Rd.                                                                          Services, LLC, ING Advisors, Inc., ING
Scottsdale, Arizona      Chief Operating      June 2000 - Present                  Investments, LLC, Lexington Funds
85258                    Officer                                                   Distributor, Inc., Express America T.C.,
Date of Birth:                                June 2000 - February 2001            Inc. and EAMC Liquidation Corp. (December
04/09/1949               Senior Executive                                          2001 - Present); Executive Vice President
                         Vice President                                            and Chief Operating Officer and ING Funds
                                              April 1995 - June 2000 for ING       Distributor, LLC (June 2000 - Present).
                         Senior Vice          Investment Funds, Inc.               Formerly, Executive Vice President and
                         President                                                 Chief Operating Officer, ING Quantitative
                                              April 1995 - February 2001 for       Management, Inc. (October 2001 - September
                                              ING Investment Funds, Inc.           2002), Senior Executive Vice President
                         Secretary            November 1999 - February 2001
                                              (June 2000 - December 2000) and
                                              Secretary for ING Equity Trust
                                              and
                                              ING (April 1995 - December 2000),
                                              ING Capital Mayflower Trust
                                              Corporation, LLC, ING Funds
                                              Services, LLC,

                                                                                   ING Investments, LLC, ING Advisors, Inc.,
                                                                                   Express America T.C., Inc. and EAMC
                                                                                   Liquidation Corp.; Executive Vice
                                                                                   President, ING Capital Corporation, LLC and
                                                                                   its affiliates (May 1998 - June 2000); and
                                                                                   Senior Vice President, ING Capital
                                                                                   Corporation, LLC and its affiliates (April
                                                                                   1995 - April 1998).

STANLEY D. VYNER         Executive Vice       July 1996 - Present for ING          Executive Vice President, ING Advisors,
7337 E. Doubletree       President            Investment Funds, Inc.               Inc. and ING Investments, LLC (July 2000 -
Ranch Rd.                                                                          Present) and Chief Investment Officer of
Scottsdale, Arizona                           November 1999 - Present for ING      the International Portfolios, ING
85258                                         Equity Trust and ING Mayflower       Investments, LLC (July 1996 - Present).
Date of Birth:                                Trust                                Formerly, President and Chief Executive
05/14/1950                                                                         Officer, ING Investments, LLC (August 1996
                                                                                   - August 2000).

MICHAEL J. ROLAND        Executive Vice       February 2002 - Present              Executive Vice President, Chief Financial
7337 E. Doubletree       President and                                             Officer and Treasurer, ING Funds Services,
Ranch Rd.                Assistant Secretary                                       LLC, ING Funds Distributor, LLC, ING
Scottsdale, Arizona
85258                    Principal Financial  June 1998 - Present for ING          Advisors, Inc., ING Investments, LLC, Inc.,
Date of Birth:           Officer              Investment Funds, Inc.               Lexington Funds Distributor, Inc., Express
05/30/1958                                                                         America T.C., Inc. and EAMC Liquidation
                                              November 1999 - Present for ING      Corp. (December 2001 - Present).  Formerly,
                                              Equity Trust and ING Mayflower       Executive Vice President, Chief Financial
                                              Trust                                Officer and Treasurer ING Quantitative
                                                                                   Management (December 2001 - September
                                              June 1998 - February 2002 for        2002), Senior Vice President, ING Funds
                         Senior Vice          ING Investment Funds, Inc.           Services, LLC, ING Investments, LLC and ING
                         President                                                 Funds Distributor, LLC (June 1998 -
                                              November 1999 - February 2002        December 2001) and Chief Financial Officer
                                              for ING Equity Trust and ING         of Endeavor Group (April 1997 - June 1998).
                                              Mayflower Trust

                                POSITIONS HELD              TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH THE TRUST              LENGTH OF TIME SERVED (1)(2)     DURING THE LAST FIVE YEARS (3)
---------------------           --------------              ----------------------------     ------------------------------
ROBERT S. NAKA                  Senior Vice President       November 1999 - Present          Senior Vice President and
7337 E. Doubletree Ranch Rd.                                                                 Assistant Secretary, ING Funds
Scottsdale, Arizona 85258       Assistant Secretary         July 1996 - Present for ING      Services, LLC, ING Funds
Date of Birth:  06/17/1963                                  Investment Funds, Inc.           Distributor, LLC, ING Advisors,
                                                                                             Inc., ING Capital Corporation,
                                                            November 1999 - Present for      LLC, ING Investments, LLC
                                                            ING Equity Trust and ING         (October 2001 - Present) and
                                                            Mayflower Trust                  Lexington Funds Distributor, Inc.
                                                                                             (December 2001 - Present).
                                Vice President              May 1997 - November 1999 for     Formerly, Senior Vice President
                                                            ING Investment Funds, Inc.       and Assistant Secretary, ING
                                                                                             Quantitative Management, Inc.
                                Assistant Vice President    July 1996 - May 1997 for ING     (October 2001 - September 2002),
                                                            Investment Funds, Inc.           Vice President, ING Investments,
                                                                                             LLC (April 1997 - October 1999),
                                                                                             ING Funds Services, LLC (February
                                                                                             1997 - August 1999) and Assistant
                                                                                             Vice President, ING Funds
                                                                                             Services, LLC (August 1995 -
                                                                                             February 1997).

ROBYN L. ICHILOV                Vice President              November 1997 - Present for      Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                ING Investment Funds, Inc.       Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                    Present) and ING Investments, LLC
Date of Birth:  09/25/1967                                  November 1999 - Present for      (August 1997 - Present);
                                                            ING Equity Trust and ING         Accounting Manager, ING
                                                            Mayflower Trust                  Investments, LLC (November 1995 -
                                                                                             Present).
                                Treasurer                   May 1998 - Present for ING
                                                            Investment Funds, Inc.

                                                            November 1999 - Present for
                                                            ING Equity Trust and ING
                                                            Mayflower Trust

KIMBERLY A. ANDERSON            Senior Vice President       November 203 - Present           Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                                 Services, LLC, ING Funds
Scottsdale, Arizona 85258       Vice President              February 2001 - November         Distributor, LLC, ING Advisors,
Date of Birth:  07/25/1964                                  2003                             Inc., ING Investments, LLC
                                                                                             (October 2001 - Present) and
                                Secretary                   February 2001 - August 2003      Lexington Funds Distributor, Inc.
                                                                                             (December 2001 - Present).
                                Assistant Vice President    November 1999 - February         Formerly, Secretary, ING Funds
                                and Assistant Secretary     2001                             Services, LLC, ING Funds
                                                                                             Distributor, LLC, ING Advisors,
                                                                                             Inc., ING Investments, LLC
                                                                                             (October 2001 - August 2003) and
                                                                                             Lexington Funds Distributor, Inc.
                                                                                             (December 2001 - August 2003)
                                                                                             Formerly, Vice President, ING
                                                                                             Quantitative Management, Inc.
                                                                                             (October 2001 - September 2002);
                                                                                             Assistant Vice President, ING
                                                                                             Funds Services, LLC (November
                                                                                             1999 - January 2001) and has held
                                                                                             various other positions with ING
                                                                                             Funds Services, LLC for more than
                                                                                             the last five years.

                                POSITIONS HELD              TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH THE TRUST              LENGTH OF TIME SERVED (1)(2)     DURING THE LAST FIVE YEARS (3)
---------------------           --------------              ----------------------------     ------------------------------
LAUREN D. BENSINGER             Vice President              February 2003 - Present          Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                                 Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                                    Distributor, LLC (July, 1995 to
Date of Birth:  02/06/1954                                                                   Present); Vice President
                                                                                             (February, 1996 to Present) and
                                                                                             Chief Compliance Officer
                                                                                             (October, 2001 to Present), ING
                                                                                             Investments, LLC; Vice President
                                                                                             and Chief Compliance Officer, ING
                                                                                             Advisors, Inc. (July 2000 to
                                                                                             Present); Formerly, Vice
                                                                                             President and Chief Compliance
                                                                                             Officer ING Quantitative
                                                                                             Management, Inc. (July 2000 to
                                                                                             September 2002) and Vice
                                                                                             President ING Fund Services, LLC
                                                                                             (July 1995 to Present).

J. DAVID GREENWALD              Vice President              August 2003 - Present            Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                                 Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                                    LLC (May 2003 - Present).
Date of Birth:  09/24/1957                                                                   Formerly Assistant Treasurer and
                                                                                             Director of Mutual Fund
                                                                                             Compliance and Operations of
                                                                                             American Skandia, A Prudential
                                                                                             Financial Company (October 1996 -
                                                                                             May 2003).

HUEY P. FALGOUT                 Secretary                   August 2003 - Present            Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                 Services (November 2002 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Associate
Date of Birth:  11/15/1963                                                                   General Counsel of AIG American
                                                                                             General (January 1999 - November
                                                                                             2002) and Associate General
                                                                                             Counsel of Van Kampen, Inc.
                                                                                             (April 1992 - January 1999).

TODD MODIC                      Vice President              August 2003 - Present            Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                                 Reporting - Fund Accounting of
Scottsdale, Arizona 85258       Assistant Vice President    August 2001 - August 2003        ING Fund Services, LLC (September
Date of Birth:  11/03/1967                                                                   2002 - Present); Director of
                                                                                             Financial Reporting, ING
                                                                                             Investments, LLC (March 2001 -
                                                                                             September 2002). Formerly,
                                                                                             Director of Financial Reporting,
                                                                                             Axient Communications, Inc. (May
                                                                                             2000 - January 2001) and Director
                                                                                             of Finance, Rural/Metro
                                                                                             Corporation (March 1995 - May
                                                                                             2000).

SUSAN P. KINENS                 Assistant Vice President    February 2003 - Present          Assistant Vice President and
7337 E. Doubletree Ranch Rd.    and Assistant Secretary                                      Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                    Services, LLC (December 2002 -
Date of Birth:  12/31/1976                                                                   Present); and has held various
                                                                                             other positions with ING Funds
                                                                                             Services, LLC for the last five
                                                                                             years.

THERESA K. KELETY               Assistant Secretary         August 2003 - Present            Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                 Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly Senior Associate with
Date of Birth: 02/28/1963                                                                    Shearman & Sterling (February
                                                                                             2000 - April 2003); Associate
                                                                                             with Sutherland Asbill & Brennan
                                                                                             (1996 - February 2000); Morrison
                                                                                             & Foerster (1994 - 1996).

MARIA M. ANDERSON               Assistant Vice President    August 2001 - Present            Assistant Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                 Funds Services, LLC (October 2001
Scottsdale, Arizona 85258                                                                    - Present). Formerly, Manager of
Date of Birth:  05/29/1958                                                                   Fund Accounting and Fund
                                                                                             Compliance, ING Investments, LLC
                                                                                             (September 1999 - November 2001);
                                                                                             Section Manager of Fund
                                                                                             Accounting, Stein Roe Mutual
                                                                                             Funds (July 1998 - August 1999);
                                                                                             and Financial Reporting Analyst,
                                                                                             Stein Roe Mutual Funds (August
                                                                                             1997 - July 1998).

---------
(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2) Unless otherwise noted, this column refers to ING Equity Trust, ING Investment Funds, Inc. and ING Mayflower Trust.

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING            ING Funds Services, LLC (March 2002 - name changed from ING
  Pilgrim Investments, LLC)                                           Pilgrim Group, LLC)
  ING Mutual Funds Management Co., LLC (April 2001 - merged           ING Pilgrim Group, Inc. (February 2001 - merged into
    into ING Pilgrim Investments, LLC)                                  Pilgrim Group LLC)
  ING Pilgrim Investments, Inc. (February 2001 - merged into          ING Pilgrim Group, LLC (February 2001 - formed)
    ING Pilgrim Investments, LLC)                                     ING Pilgrim Group, Inc. (September 2000 - name changed
  ING Pilgrim Investments, LLC (February 2001 - formed)                 from Pilgrim Group, Inc.)
  ING Pilgrim Investments, Inc. (September 2000 - name changed        Lexington Global Asset Managers, Inc. (July 2000 - merged
    from Pilgrim Investments, Inc.)                                     into Pilgrim Group, Inc.)
  Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim          Northstar Administrators, Inc. (November 1999 - merged
    Investments, Inc.)                                                  into Pilgrim Group, Inc.)
  Pilgrim Investments, Inc. (October 1998 - name changed from         Pilgrim Group, Inc. (October 1998 - name changed from
    Pilgrim America Investments, Inc.)                                  Pilgrim American Group, Inc.)
  Pilgrim America Investments, Inc. (April 1995 - name changed        Pilgrim America Group, Inc. (April 1995 - name changed
    from Newco Advisory Corporation)                                    from Newco Holdings Management Corporation)
  Newco Advisory Corporation (December 1994 - incorporated)           Newco Holdings Management Corporation (December 1994 -
                                                                        incorporated)
    **Pilgrim Advisors, Inc. (November 1999 - name changed
    from Northstar Investment Management Corporation)


ING Funds Distributor, LLC (October 2002 - Present).                ING Capital Corporation, LLC (March 2002 - name changed from
  ING Funds Distributor, Inc (October 2002- merged into ING           ING Pilgrim Capital Corporation, LLC)
    Funds Distributor, LLC)                                           ING Pilgrim Capital Corporation (February 2001 - merged
  ING Funds Distributor, Inc (March 2002- name changed from             into ING Pilgrim Capital Corporation, LLC)
    ING Pilgrim Securities, Inc.)                                     ING Pilgrim Capital Corporation, LLC (February 2001 -
  ING Pilgrim Securities, Inc. (September 2000 - name                   formed)
    changed from Pilgrim Securities, Inc.)                            ING Pilgrim Capital Corporation (September 2000 - name
  Northstar Distributors Inc. (November 1999 - merged into              changed from Pilgrim Capital Corporation)
    Pilgrim Securities, Inc.)                                         Pilgrim Capital Corporation (February 2000 - name changed
  Pilgrim Securities, Inc. (October 1998 - name changed from            from Pilgrim Holdings Corporation)
    Pilgrim America Securities, Inc.)                                 Pilgrim Holdings Corporation (October 1999 - name changed
  Pilgrim America Securities, Inc. (April 1995 - name                   from Northstar Holdings, Inc.)
    changed from Newco Distributors Corporation)                      Northstar Holdings, Inc. (October 1999 - merged into
  Newco Distributors Corporation (December 1994 -                       Pilgrim Capital Corporation)
    incorporated)                                                     Pilgrim Capital Corporation (June 1999 - name changed from
                                                                        Pilgrim America Capital Corporation)
                                                                      Pilgrim Capital Corporation (June 1999 - merged into
                                                                        Pilgrim America Capital Corporation)
                                                                      Pilgrim America Capital Corporation (April 1997 -
                                                                        incorporated)


ING Advisors, Inc. (March 2002 - name changed from ING              ING Quantitative Management, Inc. (March 2002 - name changed
  Pilgrim Advisors, Inc.)                                             from ING Pilgrim Quantitative Management, Inc.)
  ING Pilgrim Advisors, Inc. (March 2001 - name changed from          ING Pilgrim Quantitative Management, Inc. (March 2001 -
    ING Lexington Management Corporation)                               name changed from Market Systems Research Advisors)
  ING Lexington Management Corporation (October 2000 name             Market Systems Research Advisors, Inc. (November 1986 -
    changed from Lexington Management Corporation)                      incorporated)
  Lexington Management Corporation (December 1996 -
    incorporated)

BOARD

      The Board governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY OF BOARD MEETINGS

      The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

      Committees

      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two Independent Directors/Trustees and two Directors/Trustees who are "interested persons," as defined in the 1940 Act. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held four (4) meetings during the fiscal year ended May 31, 2003.

      The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Directors/Trustees: Messrs. Earley, Rieke, Vincent, and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2003.

      The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Directors/Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended May 31, 2003 (while it was the Valuation Committee).

      The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board. The Nominating Committee currently consists of four Independent Directors/Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee did not hold a meeting during the fiscal year ended May 31, 2003.

      The Board has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board with respect to the Funds. The Committee for the domestic equity funds currently consists of four Independent Directors/Trustees and one Director/Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Rieke, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; the Investment Review Committee held four (4) meetings during the fiscal year ended May 31, 2003.

DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

      In order to further align the interests of the Independent
Directors/Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

      Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director/Trustee must equal at least $50,000. Existing Directors/Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director/Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director/Trustee. A decline in the value of any Fund investments will not cause a Director/Trustee to have to make any additional investments under this Policy.

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2002.

     NAME OF
DIRECTOR/TRUSTEE                                DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
----------------                       -----------------------------------------------------------------------------------------
                                      EQUITY                                                                     LARGE
                                        AND       FINANCIAL          GROWTH       GROWTH +      LARGECAP        COMPANY    REAL
                         CONVERTIBLE   BOND       SERVICES        OPPORTUNITIES    VALUE         GROWTH          VALUE    ESTATE
                         -----------  ------   ---------------   ---------------  --------   ---------------    -------   ------
INDEPENDENT
DIRECTORS/TRUSTEES

Paul S. Doherty             NONE       NONE         NONE         $10,001-$50,000    NONE     $10,001-$50,000      NONE     NONE
J. Michael Earley(1)        NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE
R. Barbara Gitenstein(1)    NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE
Walter H. May               NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE
Jock Patton                 NONE       NONE    $10,001-$50,000      $1-$10,000      NONE           NONE           NONE     NONE
David W. C. Putnam          NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE
Blaine E. Rieke             NONE       NONE         NONE               NONE         NONE     $10,001-$50,000      NONE     NONE
Roger B. Vincent(1)         NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE
Richard A. Wedemeyer        NONE       NONE         NONE               NONE         NONE           NONE           NONE     NONE

DIRECTORS/TRUSTEES
WHO ARE "INTERESTED

PERSONS"

Thomas J. McInerney     NONE       NONE          NONE        NONE         NONE      $10,001-$50,000      NONE      NONE
John G. Turner          NONE       NONE          NONE        NONE         NONE                           NONE      NONE

---------
(1)   Commenced service as a Director/Trustee on February 26, 2002.

                                                                                                                      AGGREGATE
                                                                                                                        DOLLAR
                                                                                                                       RANGE OF
                                                                                                                        EQUITY
                                                                                                                      SECURITIES
                                                                                                                        IN ALL
                                                                                                                      REGISTERED
                                                                                                                      INVESTMENT
                                                                                                                      COMPANIES
                                                                                                                     OVERSEEN BY
                                                                                                                      DIRECTOR/
                                                                                                                     TRUSTEE IN
                                                                                                                      FAMILY OF
       NAME OF                                                                                                       INVESTMENT
  DIRECTOR/TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002             COMPANIES
  ----------------                 ----------------------------------------------------------------------             ---------
                                                                                                TAX
                         MIDCAP    SMALLCAP      MIDCAP       DISCIPLINED     SMALLCAP       EFFICIENT
                          VALUE      VALUE    OPPORTUNITIES    LARGECAP     OPPORTUNITIES     EQUITY    MAGNACAP
                         --------  --------  ---------------  -----------  ---------------   ---------  --------
INDEPENDENT
DIRECTORS/TRUSTEES
Paul S. Doherty           NONE       NONE         NONE            NONE     $10,001-$50,000      NONE      NONE     $50,001-$100,000
J. Michael Earley(1)      NONE       NONE         NONE            NONE          NONE            NONE      NONE          NONE
R. Barbara Gitenstein(1)  NONE       NONE         NONE            NONE          NONE            NONE      NONE      $10,001-$50,000
Walter H. May            $50,001-  $50,001-       NONE            NONE     $50,001-$100,000     NONE      NONE       OVER $100,000
                         $100,000  $100,000
Jock Patton               NONE       NONE         NONE            NONE        $1-$10,000        NONE    $10,001-    $50,001-$100,000
                                                                                                        $50,000
David W. C. Putnam        NONE       NONE         NONE            NONE          NONE            NONE      NONE       OVER $100,000
Blaine E. Rieke           NONE       NONE    $10,001-$50,000      NONE     $10,000-$50,000      NONE      NONE      $50,001-$100,000
Roger B. Vincent(1)       NONE       NONE    $10,001-$50,000    $10,001-        NONE            NONE    $10,001-     OVER $100,000
                                                                $50,000                                 $50,000
Richard A. Wedemeyer      NONE       NONE      $1-$10,000         NONE          NONE            NONE      NONE      $10,001-$50,000

DIRECTORS/TRUSTEES
WHO ARE "INTERESTED
PERSONS"

Thomas J. McInerney       NONE       NONE         NONE            NONE          NONE            NONE      NONE      $10,001-$50,000
John G. Turner            NONE       NONE      $1-$10,000         NONE          NONE            NONE      NONE       OVER $100,000

---------
(1)   Commenced service as a Director/Trustee on February 26, 2002.

INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2002.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                VALUE OF     PERCENTAGE OF
NAME OF DIRECTOR/TRUSTEE       TO DIRECTOR     COMPANY    TITLE OF CLASS   SECURITIES        CLASS
------------------------    ----------------   -------    --------------   ----------    --------------
PAUL S. DOHERTY                   N/A            N/A           N/A             $0             N/A
J. MICHAEL EARLEY(1)              N/A            N/A           N/A             $0             N/A
R. BARBARA GITENSTEIN(1)          N/A            N/A           N/A             $0             N/A
WALTER H. MAY                     N/A            N/A           N/A             $0             N/A
JOCK PATTON                       N/A            N/A           N/A             $0             N/A
DAVID W. C. PUTNAM                N/A            N/A           N/A             $0             N/A
BLAINE E. RIEKE                   N/A            N/A           N/A             $0             N/A
ROGER B. VINCENT(1)               N/A            N/A           N/A             $0             N/A
RICHARD A. WEDEMEYER              N/A            N/A           N/A             $0             N/A

--------
(1) Commenced service as a Director/Trustee on February 26, 2002.


COMPENSATION OF DIRECTORS/TRUSTEES

      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead Directors/Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting) ; (iv) $2,000 per special telephonic meeting; and
(v) out of pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the investment adviser or its affiliate, Directed Services, Inc., for which the Directors/Trustees serve in common as Directors/Trustees.

      The following table sets forth information provided by the Funds' investment adviser regarding compensation of Directors/Trustees by each Fund and other funds managed by ING and its affiliates for the fiscal year ended May 31, 2003. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from a Fund or any other funds managed by the investment adviser.

                               COMPENSATION TABLE

                                                                                                                          TOTAL
                                                                                                                       COMPENSATION
                                                                                              PENSION OR                   FROM
                                                                                              RETIREMENT                REGISTRANT
                                                                                               BENEFITS   ESTIMATED      AND FUND
                           EQUITY             GROWTH                                  LARGE    ACCRUED      ANNUAL       COMPLEX
                  CONVERT-  AND   FINANCIAL   OPPOR-   GROWTH +  LARGECAP  LARGECAP  COMPANY   AS PART     BENEFITS      PAID TO
    NAME OF        IBLE     BOND  SERVICES   TUNITIES   VALUE     GROWTH     VALUE    VALUE    OF FUND       UPON       DIRECTORS/
PERSON, POSITION   FUND     FUND    FUND       FUND      FUND      FUND     FUND(7)   FUND     EXPENSES   RETIREMENT  TRUSTEES(3)(4)
----------------   ----     ----    ----       ----      ----      ----     -------   ----     --------   ----------  --------------
S.M.S. CHADHA(1)       N/A    N/A     N/A         N/A      N/A        N/A     N/A      1,031       N/A        N/A            14,379
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY        627    206     899         665      574        534     630        242       N/A        N/A            91,625
DIRECTOR/TRUSTEE

J. MICHAEL EARLEY    1,121    612   1,123         611      818        658     780      1,420       N/A        N/A            90,375
DIRECTOR/TRUSTEE

R. BARBARA
  GITENSTEIN           635    285   1,030         632      781        606     650        451       N/A        N/A            83,625
DIRECTOR/TRUSTEE

R. GLENN
  HILLIARD(3)          N/A    N/A     N/A         N/A      N/A        N/A     N/A        N/A       N/A        N/A               N/A
DIRECTOR/TRUSTEE

WALTER H. MAY          920    412   1,486         909    1,120        872     940        652       N/A        N/A           109,125
DIRECTOR/TRUSTEE

ANDREW M.
  MCCOSH(1)            N/A    N/A     N/A         N/A      N/A        N/A     N/A        929       N/A        N/A            13,026
ADVISORY BOARD
MEMBER

THOMAS J.
  MCINERNEY(3)         N/A    N/A     N/A         N/A      N/A        N/A     N/A        N/A       N/A        N/A               N/A
DIRECTOR/TRUSTEE

JOCK PATTON            541    334   1,514       1,054      982        886     920      1,536       N/A        N/A           117,375
DIRECTOR/TRUSTEE

DAVID W.C. PUTNAM      716    320   1,160         710      878        682     730        508       N/A        N/A            84,625
DIRECTOR/TRUSTEE

                                                                                                                          TOTAL
                                                                                                                       COMPENSATION
                                                                                              PENSION OR                   FROM
                                                                                              RETIREMENT                REGISTRANT
                                                                                               BENEFITS   ESTIMATED      AND FUND
                           EQUITY             GROWTH                                  LARGE    ACCRUED      ANNUAL       COMPLEX
                  CONVERT-  AND   FINANCIAL   OPPOR-   GROWTH +  LARGECAP  LARGECAP  COMPANY   AS PART     BENEFITS      PAID TO
    NAME OF        IBLE     BOND  SERVICES   TUNITIES   VALUE     GROWTH     VALUE    VALUE    OF FUND       UPON       DIRECTORS/
PERSON, POSITION   FUND     FUND    FUND       FUND      FUND      FUND     FUND(7)   FUND     EXPENSES   RETIREMENT  TRUSTEES(3)(4)
----------------   ----     ----    ----       ----      ----      ----     -------   ----     --------   ----------  --------------
BLAINE E. RIEKE      1,999    382     253         796      909      1,174    1,140       462       N/A        N/A            92,625
DIRECTOR/TRUSTEE

JOHN G. TURNER(2)      N/A    N/A     N/A         N/A      N/A        N/A      N/A       N/A       N/A        N/A               N/A
DIRECTOR/TRUSTEE

ROGER B. VINCENT       786    338   1,282         775      954        749      800       561       N/A        N/A            94,628
DIRECTOR/TRUSTEE

RICHARD A
WEDEMEYER              560    126     911         621      653        541      600       335       N/A        N/A           103,625
DIRECTOR/TRUSTEE

                                                                                                                        TOTAL
                                                                                                                     COMPENSATION
                                                                                              PENSION OR                 FROM
                                                                                              RETIREMENT              REGISTRANT
                                                                                               BENEFITS   ESTIMATED    AND FUND
                          MIDCAP                                                       TAX    ACCRUED AS   ANNUAL      COMPLEX
                  MAGNA-  OPPOR-  MIDCAP  REAL   DISCIPLINED    SMALLCAP   SMALLCAP EFFICIENT  PART OF    BENEFITS     PAID TO
     NAME OF       CAP   TUNITIES VALUE  ESTATE   LARGECAP   OPPORTUNITIES  VALUE    EQUITY      FUND       UPON      DIRECTORS/
PERSON, POSITION   FUND    FUND    FUND  FUND(5)    FUND         FUND        FUND     FUND     EXPENSES  RETIREMENT TRUSTEES(3)(4)
S.M.S. CHADHA(1)     N/A      N/A    N/A     N/A        N/A          N/A       N/A      N/A       N/A          N/A       14,379
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY      673      755     91      34        460          899       196      125       N/A          N/A       91,625
DIRECTOR/TRUSTEE

J. MICHAEL EARLEY    842      687    648     142        270          976       112      118       N/A          N/A       90,375
DIRECTOR/TRUSTEE

R. BARBARA           772      597    113     177        292          988       102      109       N/A          N/A       83,625
GITENSTEIN
DIRECTOR/TRUSTEE

R. GLENN             N/A      N/A    N/A     N/A        N/A          N/A       N/A      N/A       N/A          N/A          N/A
HILLIARD(2)(6)
DIRECTOR/TRUSTEE

WALTER H. MAY      1,114      859    163     160        421        1,417       147      158       N/A          N/A      109,125
DIRECTOR/TRUSTEE

ANDREW M             N/A      N/A    N/A     N/A        N/A          N/A       N/A      N/A       N/A          N/A       13,026
MCCOSH(1)

ADVISORY BOARD
MEMBER

THOMAS J             N/A      N/A    N/A     N/A        N/A          N/A       N/A      N/A       N/A          N/A          N/A
MCINERNEY(2)
DIRECTOR/TRUSTEE

JOCK PATTON        1,136    1,151    162     188        674        1,423       281      151       N/A          N/A      117,375
DIRECTOR/TRUSTEE

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE     870      672    127     272        329        1,110       114      123       N/A          N/A       84,625

BLAINE E. RIEKE      737      822    132     209        443        1,227       173      157       N/A          N/A       92,625
DIRECTOR/TRUSTEE

JOHN G. TURNER(2)    N/A      N/A    N/A     N/A        N/A          N/A       N/A      N/A       N/A          N/A          N/A
DIRECTOR/TRUSTEE

                                                                                                                       TOTAL
                                                                                                                    COMPENSATION
                                                                                              PENSION OR                FROM
                                                                                              RETIREMENT             REGISTRANT
                                                                                               BENEFITS   ESTIMATED   AND FUND
                          MIDCAP                                                      TAX     ACCRUED AS   ANNUAL     COMPLEX
                  MAGNA-  OPPOR-  MIDCAP  REAL   DISCIPLINED    SMALLCAP   SMALLCAP EFFICIENT  PART OF    BENEFITS     PAID TO
     NAME OF        CAP  TUNITIES VALUE  ESTATE   LARGECAP   OPPORTUNITIES  VALUE    EQUITY     FUND        UPON      DIRECTORS/
PERSON, POSITION   FUND    FUND    FUND  FUND(5)    FUND         FUND       FUND      FUND    EXPENSES   RETIREMENT TRUSTEES(3)(4)
ROGER B. VINCENT     961      742    145     328        356        1,210       127      136       N/A          N/A       94,628
DIRECTOR/TRUSTEE

RICHARD A            682      614     94     214        337          877       131      101       N/A          N/A      103,625
WEDEMEYER
DIRECTOR/TRUSTEE

---------
(1)   Resigned as an advisory board member on December 31, 2001.

(2) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser and the distributor. Officers and Directors/Trustees who are interested persons.

(3) Represents compensation from 114 Funds, the total number of Funds in the Fund complex as of May 31, 2003.

(4) Prior to November 4, 2002, the Real Estate Fund was not part of the ING Fund complex.

(5) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

(6)   Resigned as a Trustee effective April 30, 2003.

(7) Commenced operations on February 1, 2004, and , therefore, did not pay any compensation to any Trustees during the fiscal year ended May 31, 2003. The compensation presented is estimated for the fiscal year ended May 31, 2004.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 5, 2004, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as set forth below. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING Convertible Fund    MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484             Class A         17.26%        4.98%
----------------------------------------------------------------------------------------------------
ING Convertible Fund    CITIGROUP GLOBAL MARKETS, INC.
                        ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        New York, NY  10001-2402                Class B          9.73%        3.50%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484             Class B         20.94%        7.53%
----------------------------------------------------------------------------------------------------
ING Convertible Fund    MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484             Class C         44.94%       15.08%
----------------------------------------------------------------------------------------------------
ING Convertible Fund    CHARLES SCHWAB & CO INC
                        101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122            Class Q         48.31%        0.80%

                        TRUST COMPANY OF AMERICA FBO TCA
                        7103 S REVERE PKWY
                        ENGLEWOOD CO  80112-3936                Class Q          6.35%        0.11%
----------------------------------------------------------------------------------------------------
ING Disciplined         MLPF&S FOR THE SOLE BENEFIT OF
LargeCap Fund           ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         18.47%        1.23%
----------------------------------------------------------------------------------------------------
ING Disciplined         CITIGROUP GLOBAL MARKETS, INC
LargeCap Fund           ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          6.88%        2.88%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         45.09%       18.89%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING Disciplined         CITIGROUP GLOBAL MARKETS, INC
LargeCap Fund           ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C         25.22%        6.29%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         35.08%        8.75%
----------------------------------------------------------------------------------------------------
ING Disciplined         RELIASTAR PENSION ACCOUNT
LargeCap Fund           RON BUTLER
                        5780 POWERS FERRY RD NW
                        ATLANTA GA  30327-434                   Class I         99.98%       26.52%
----------------------------------------------------------------------------------------------------
ING Equity and Bond     MLPF & S FOR THE SOLE BENEFIT
Fund                    OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484             Class A          8.02%        4.20%
----------------------------------------------------------------------------------------------------
ING Equity and Bond     CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          5.30%        1.46%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         21.78%        5.99%
----------------------------------------------------------------------------------------------------
ING Equity and Bond     CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C          5.67%        1.12%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         32.44%        6.38%
----------------------------------------------------------------------------------------------------
ING Equity and Bond     CHARLES SCHWAB & CO INC
Fund                    101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122            Class Q         97.67%        0.44%
----------------------------------------------------------------------------------------------------
ING Financial           CITIGROUP GLOBAL MARKETS, INC
Services Fund           ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class A          8.55%        5.07%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         10.86%        6.44%
----------------------------------------------------------------------------------------------------
ING Financial           CITIGROUP GLOBAL MARKETS, INC
Services Fund           ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          6.73%        2.74%

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         17.68%        7.20%
----------------------------------------------------------------------------------------------------
ING Growth + Value      CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class A         16.60%        3.71%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         13.77%        3.08%
----------------------------------------------------------------------------------------------------
ING Growth + Value      CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B         11.99%        6.46%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         21.16%       11.93%
----------------------------------------------------------------------------------------------------
ING Growth + Value      CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C         14.85%        3.52%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         29.12%        6.90%
----------------------------------------------------------------------------------------------------
ING Growth + Value      FIRST CLEARING CORP
Fund                    A/C 7246-1236
                        ROBERT T RYAN IRA R/O
                        FCC CUST
                        1345 BRANCHWATER LN
                        BIRMINGHAM AL  35216-2405               Class Q         83.53%        0.10%
----------------------------------------------------------------------------------------------------
ING Growth              MLPF&S FOR THE SOLE BENEFIT OF
Opportunities Fund      ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A          7.82%        2.11%
----------------------------------------------------------------------------------------------------
ING Growth              CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          6.43%        1.92%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         22.89%        6.83%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING Growth              CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C          8.51%        1.16%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         28.45%        3.88%
----------------------------------------------------------------------------------------------------
ING Growth              NORWEST BANK MINNESOTA N A
Opportunities Fund      FBO RELIASTAR PENSION PLAN
                        RON BUTLER
                        5780 POWERS FERRY RD NW
                        ATLANTA GA  30327-4347                  Class I         12.45%        3.68%

                        NORWEST BANK MN TR FBO
                        RELIASTAR PENSION PLAN &
                        TRUST A/C # 13132700
                        PO BOX 1533
                        MINNEAPOLIS MN  55479-0001              Class I         87.53%       25.85%
----------------------------------------------------------------------------------------------------
ING Growth              LPL FINANCIAL SERVICES
Opportunities Fund      A/C 3402-0716
                        9785 TOWNE CENTRE DR
                        SAN DIEGO CA  92121-1968                Class Q         99.64%        0.00%
----------------------------------------------------------------------------------------------------
ING LargeCap Growth     MLPF & S FOR THE SOLE BENEFIT
Fund                    OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484             Class A         12.64%        3.62%

                        ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD CT  06156-0001                 Class A         11.40%        3.26%
----------------------------------------------------------------------------------------------------
ING LargeCap Growth     CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          7.41%        2.87%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         23.49%        9.09%
----------------------------------------------------------------------------------------------------
ING LargeCap Growth     CITIGROUP GLOBAL MARKETS, INC
Fund                    ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C          6.46%        1.22%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         30.25%        5.70%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING LargeCap Growth     ING NATIONAL TRUST**
Fund                    151 FARMINGTON AVE # 41
                        HARTFORD CT  06156-0001                 Class I         94.38%       10.53%

                        SECURITIES TRUST COMPANY
                        FBO ING AMERICAS DEFERRED COMP
                        PLAN
                        2390 E. CAMELBACK RD STE 240
                        PHOENIX, AZ  85016-3434                 Class I          5.42%        0.60%
----------------------------------------------------------------------------------------------------
ING LargeCap Growth     CHARLES SCHWAB & CO INC
Fund                    101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122            Class Q         30.28%        0.81%

                        PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052              Class Q         16.22%        0.43%

                        SAXON & CO
                        FBO 20-60-002-1033676
                        PO BOX 7780-1888
                        PHILA PA  19182-0001                    Class Q          5.39%        0.14%

                        SAXON & CO
                        FBO 20-50-002-6150752
                        PO BOX 7780-1888
                        PHILA PA  19182-0001                    Class Q          6.20%        0.17%
----------------------------------------------------------------------------------------------------
ING MagnaCap Fund       MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E 3RD FLR
                        JACKSONVILLE FL  32246-6484             Class B         17.99%        2.64%
----------------------------------------------------------------------------------------------------
ING MagnaCap Fund       MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR 3 3RD FL
                        JACKSONVILLE FL  32246                  Class C         15.56%        0.49%

----------------------------------------------------------------------------------------------------
ING MagnaCap Fund       PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052              Class Q         42.91%        0.00%

                        PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052              Class Q         51.49%        0.00%
----------------------------------------------------------------------------------------------------
ING MagnaCap Fund       STATE STREET BK & TR CO CUST
                        MARJIE A HAUSER IRA ROLLOVER
                        8 DOWNING DR
                        TRAFALGAR, IN 46181-9301                Class I         91.09%        0.00%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING MidCap              MLPF&S FOR THE SOLE BENEFIT OF
Opportunities Fund      ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         32.08%        9.12%
----------------------------------------------------------------------------------------------------
ING MidCap              CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          5.77%        1.53%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         24.11%        6.40%
----------------------------------------------------------------------------------------------------
ING MidCap              MLPF&S FOR THE SOLE BENEFIT OF
Opportunities Fund      ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         62.73%       25.93%
----------------------------------------------------------------------------------------------------
ING MidCap              SECURITIES TRUST COMPANY
Opportunities Fund      CUST FBO
                        ING AMERICAS DEFERRED COMP PLAN
                        2390 E CAMELBACK RD STE 240
                        PHOENIX, AZ 85016-3434                  Class I         98.40%        0.92%
----------------------------------------------------------------------------------------------------
ING MidCap              DONALD A PELS
Opportunities Fund      375 PARK AVE STE 3305
                        NEW YORK NY  10152-3303                 Class Q         65.09%        1.80%
----------------------------------------------------------------------------------------------------
ING MidCap Value Fund   MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DR EAST 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         12.37%        5.74%
----------------------------------------------------------------------------------------------------
ING MidCap Value Fund   CITIGROUP GLOBAL MARKETS, INC
                        ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class B          7.64%        2.16%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         17.47%        4.94%
----------------------------------------------------------------------------------------------------
ING MidCap Value Fund   CITIGROUP GLOBAL MARKETS, INC
                        ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        NEW YORK, NY  10001-2402                Class C          8.16%        2.00%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         19.14%        4.68%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING MidCap Value Fund   MORGAN KEEGAN & CO INC
                        FBO 140719551
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126                  Class I          6.97%        0.06%

                        MORGAN KEEGAN & CO INC
                        FBO 140719631
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126                  Class I          6.99%        0.06%

                        MORGAN KEEGAN & CO INC
                        FBO 511806851
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126                  Class I         17.60%        0.14%

                        MORGAN KEEGAN & CO INC
                        FBO 700045021
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126                  Class I         10.09%        0.08%
----------------------------------------------------------------------------------------------------
ING MidCap Value Fund   FIRST CLEARING CORP
                        A/C 8469-2785
                        GEORGE ULLOA IRA R/O
                        FCC CUST
                        19 MATTERHORN DR
                        GLEN CARBON IL  62034-1315              Class Q         37.92%       0.001%

                        FIRST CLEARING CORP
                        A/C 6827-1150
                        HARRY E. PRIOR IRA
                        PO BOX 276
                        5 OAKWOOD EAST
                        WRIGHT CITY MO  63390-4815              Class Q         33.03%        0.01%

                        FIRST CLEARING CORP
                        A/C 7277-6295
                        GARY SINGER & SHANA SINGER
                        5 VOUGA LN
                        SAINT LOUIS MO  63131-2605              Class Q         29.05%        0.01%
----------------------------------------------------------------------------------------------------
ING Real Estate Fund    ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD, CT 06156-0001                 Class A          5.79%        0.26%

                        ING LIFE INSURANCE & ANNUITY CO**
                        151 FARMINGTON AVE
                        HARTFORD, CT 06156-0001                 Class A         63.83%        2.81%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING Real Estate Fund    DEAN WITTER FBO
                        ELIZABETH P ADAMS
                        PO BOX 250
                        NEW YORK, NY  10008-0250                Class B          5.05%        0.03%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DR EAST 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B          8.04%        0.05%

                        MIRIAM ASH & ROBERT ASH
                        JTWROS 11137 CABRIOLE AVE
                        NORTHRIDGE, CA 91326-2409               Class B          6.30%        0.04%

                        RBC DAIN RAUSCHER
                        CUSTOMER ROBERT ASHJTWROS
                        11137 CABRIOLE AVENUE
                        NORTH RIDGE, CA  91326-2409             Class B          5.13%        0.03%

                        US CLEARING CORPORATION
                        FBO 023-02036-14
                        26 BROADWAY
                        NEW YORK, NY  10004-1703                Class B          5.62%        0.03%
----------------------------------------------------------------------------------------------------
ING Real Estate Fund    A G EDWARDS & SONS INC.
                        FBO WEAVER FOUNDATION, INC.
                        A/C 0363-144810
                        1 N JEFFERSON AVENUE
                        SAINT LOUIS MO  63103-2287              Class C         20.54%        0.30%

                        CITIGROUP GLOBAL MARKETS, INC
                        ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        New York, NY  10001-2402                Class C          6.61%        0.10%
----------------------------------------------------------------------------------------------------
ING Real Estate Fund    DORRANCE H HAMILTON &
                        BARBARA COBB TR
                        DORRANCE H HAMILTON TRUST
                        200 EAGLE RD STE 316
                        WAYNE, PA 19087-3115                    Class I          6.08%        5.69%

                        SOMPO JAPAN INSURANCE INC
                        GLOBAL SECURITIES INVESTMENT
                        DEPT
                        26-1 NISHI-SHINJUKU 1-CHOME
                        TOKYO 160-8338 JAPAN                    Class I         28.95%       27.08%

                        UNION THEOLOGICAL SEMINARY
                        EDUCATIONAL INSTITUTION
                        NEW YORK, NY 10027-5792                 Class I          5.11%        4.78%
----------------------------------------------------------------------------------------------------

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
ING SmallCap            CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        New York, NY  10001-2402                Class A          5.31%        2.12%

                        FBO ADP/MSDW ALLIANCE TR
                        ADP MSDW ALLIANCE
                        105 ROSEMONT RD
                        WESTWOOD, MA 02090-2318                 Class A          5.97%        2.38%

                        ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD, CT 06156-0001                 Class A          8.61%        3.43%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         23.32%        9.30%
----------------------------------------------------------------------------------------------------
ING SmallCap            CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        New York, NY  10001-2402                Class B          7.97%        2.61%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class B         25.09%        8.22%
----------------------------------------------------------------------------------------------------
ING SmallCap            CITIGROUP GLOBAL MARKETS, INC
Opportunities Fund      ATTN:  PETER BOOTH, 7TH FLOOR
                        333 W. 34TH STREET
                        New York, NY  10001-2402                Class C          6.96%        1.61%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         51.70%       11.98%
----------------------------------------------------------------------------------------------------
ING SmallCap            ING NATIONAL TRUST**
Opportunities Fund      151 FARMINGTON AVE # 41
                        HARTFORD CT  06156-0001                 Class I         88.74%        3.48%

                        SECURITIES TRUST COMPANY
                        CUST FBO
                        ING AMERICAS DEFERRED COMP PLAN
                        2390 E. CAMELBACK RD STE 240
                        PHOENIX, AZ 85016-3434                  Class I         11.21%        0.44%
----------------------------------------------------------------------------------------------------
ING SmallCap            CHARLES SCHWAB & CO INC
Opportunities Fund      101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122            Class Q         50.34%        0.13%

                        NFSC FEBO # Y02-158925
                        MLADEN BUNTICH CONSTRUCTION CO D
                        MLADEN BUNTICH TTEE
                        U/C 06/29/87
                        1500 W. 9TH STREET
                        UPLAND, CA  91786-5636                  Class Q          7.09%        0.02%

                                                            CLASS AND TYPE   PERCENTAGE   PERCENTAGE
        FUND                        ADDRESS                  OF OWNERSHIP     OF CLASS     OF FUND
        ----                        -------                  ------------     --------     -------
                        WACHOVIA SECURITIES INC FBO
                        ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DRIVE
                        EAST 2ND FL
                        JACKSONVILLE, FL  32246-6484            Class Q          5.94%        0.01%
----------------------------------------------------------------------------------------------------
ING SmallCap Value      MLPF&S FOR THE SOLE BENEFIT OF
Fund                    ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DR E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class A         10.10%        3.99%
----------------------------------------------------------------------------------------------------
ING SmallCap Value      MLPF&S FOR THE SOLE BENEFIT OF
Fund                    ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 2ND
                        JACKSONVILLE FL  32246-6484             Class B         11.68%        3.07%
----------------------------------------------------------------------------------------------------
ING SmallCap Value      MLPF&S FOR THE SOLE BENEFIT OF
Fund                    ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DR E. 2ND FL
                        JACKSONVILLE FL  32246-6484             Class C         32.45%       10.85%
----------------------------------------------------------------------------------------------------
ING SmallCap Value      CAPINCO
Fund                    C/O US BANCORP
                        ATTN MUTUAL FUND DEPARTMENT
                        PO BOX 1787
                        MILWAUKEE, WI  53201-1787               Class I         12.85%        0.10%

                        FIRST CLEARING CORPORATION
                        ACCOUNT 5700-9689
                        DONALD T MISHEFF &
                        CYNTHIA KAY MISHEFF JTTEN
                        2960 SILVER LAKE BLVD
                        SILVER LAKE OH  44224-3036              Class I         27.92%        0.22%

                        LPL FINANCIAL SERVICES
                        A/C 6020-3493
                        9785 TOWNE CENTRE DR
                        SAN DIEGO CA  92121-1968                Class I         41.55%        0.33%
----------------------------------------------------------------------------------------------------
ING SmallCap Value      FIRST CLEARING CORP
Fund                    A/C 6827-1150
                        HARRY E PRIOR IRA
                        PO BOX 276
                        5 OAKWOOD EST
                        WRIGHT CITY MO  63390-4815              Class Q           100%        0.00%
----------------------------------------------------------------------------------------------------
ING Tax Efficient       ING LIFE INSURANCE & ANNUITY CO*
Equity Fund             151 FARMINGTON AVE
                        HARTFORD, CT 06156-0001                 Class A         79.36%       65.48%
----------------------------------------------------------------------------------------------------
ING Tax Efficient       IRVIN HAROLD ALTMAN &
Equity Fund             ESTELLE ALTMAN TR
                        ALTMAN FAMILY TRUST
                        21276 CANCUN
                        MISSION VIEJO CA  92692-4961            Class C          8.64%        0.26%
----------------------------------------------------------------------------------------------------

----------
*     May be deemed to be a control person

**    Beneficial Owner

INVESTMENT ADVISER

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("ING Aeltus") as Sub-Adviser to the Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, Financial Services Fund, MagnaCap Fund, Tax Efficient Equity Fund, Convertible Fund and Equity and Bond Fund; Clarion CRA Securities, L.P. ("CRA") as Sub-Adviser to the Real Estate Fund; Brandes Investment Management Partners, LLC ("Brandes") as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds; and Wellington Management Company, LLP ("Wellington Management") as Sub-Adviser to the LargeCap Growth Fund. ING Investments and ING Aeltus are subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Investment Adviser, merged with the Investment Adviser.

      The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for certain ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment

Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's (except ING LargeCap Value Fund) current Investment Management Agreement and Sub-Advisory Agreement, if applicable, the Board, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds;
(4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, including portfolio managers, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      In approving each Investment Management Agreement, the Board, including the Independent Directors/Trustees, did not identify any single factor as all-important or controlling. The Board concluded that the fees to be paid to ING Investments are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board further determined that the contractual arrangements offer an appropriate means for the Funds to obtain high quality portfolio management services in furtherance of the Funds' objectives, and to obtain other appropriate services for the Funds.

      The factors considered by the Board in reviewing the Sub-Advisory Agreements for CRA, Brandes (except ING LargeCap Value Fund) and Wellington Management included, but were not limited to, the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

      In connection with their deliberations relating to ING LargeCap Value Fund's Investment Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments and Brandes. In considering the Investment Management Agreement and Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement and Sub-Advisory Agreement included, but were not limited to, the following: (1) the nature and quality of the services provided by ING Investments to the Funds; (2) the nature and quality of the services provided by Brandes to the Fund under the Sub-Advisory Agreement; (3) prior performance of similar accounts managed by Brandes with comparable investment objectives and strategies to the Fund compared to a peer group of funds; (4) the fairness of the compensation under the Investment Management Agreements in light of the services to be provided to the Fund; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments and Brandes; (6) ING Investments' and Brandes' compliance capabilities; (7) the expenses to be borne by shareholders of the Fund; and (8) the expense limitation arrangements to which management committed for the Fund.

      Prior to August 1, 2003, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds were directly managed by the Investment Adviser. ING has undertaken an internal reorganization that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions of the Funds. As a result of this integration plan the operational and supervisory functions of the Funds' Investment Management Agreement was separated from the portfolio management functions related to the Funds, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Funds did not change as a result of this internal reorganization.

      The factors considered by the Board in reviewing the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the then current portfolio managers would remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual funds advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additionally highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the sub-advised Funds. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Trust and its shareholders.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management

Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreements and Sub-Advisory Agreements, as applicable, are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees, if applicable, are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

      Each Investment Management Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2003, ING Investments had assets under management of over $36.6 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                    ANNUAL INVESTMENT MANAGEMENT FEE
----                    --------------------------------
Convertible             0.75% of the first $500 million of the Fund's average
                        net assets, 0.675% of the next $500 million of average
                        net assets, and 0.65% of the average net assets in
                        excess of $1 billion.

Equity and Bond         0.75% of the first $500 million of the Fund's average
                        net assets, 0.675% of the Fund's next $500 million of
                        average net assets, and 0.65% of the Fund's average net
                        assets in excess of $1 billion.

Financial Services      1.00% of the first $30 million of the Fund's average
                        daily net assets, 0.75% of the Fund's next $95 million
                        of average daily net assets and 0.70% of the Fund's
                        average daily net assets in excess of $125 million. The
                        fees are computed and accrued daily and paid monthly.

Growth Opportunities    0.95% of the Fund's average daily net assets.

Growth + Value          1.00% of the Fund's average daily net assets.

LargeCap Growth         0.75% of the first $500 million of the Fund's average
                        net assets, 0.675% of the next $500 million of average
                        net assets, and 0.65% of the average net assets in
                        excess of $1 billion.

LargeCap Value          0.90% of the Fund's average daily net assets on the
                        first $50 million,

                        0.85% of the Fund's average daily net assets on the next
                        $450 million,

                        0.80% of the Fund's average daily net assets thereafter.

MagnaCap 1.00% of the Fund's average daily net assets on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $450 million; and to 0.50% on net assets over $450 million. The fees are accrued daily and paid monthly.

FUND                    ANNUAL INVESTMENT MANAGEMENT FEE
----                    --------------------------------
MidCap Opportunities    1.00% of the Fund's average daily net assets.

MidCap Value            1.00% of the Fund's average daily net assets.

Real Estate             0.70% of the Fund's average daily net assets.

Disciplined LargeCap    0.70% of the Fund's average daily net assets.

SmallCap Opportunities  1.00% of first $100 million of the Fund's average daily net assets; and

                        0.90% of the Fund's average daily net assets in excess of $50 million; and

                        0.80% of the Fund's average daily net assets in excess of $250 million; and

                        0.75% of the Fund's average daily net assets in excess of $500 million.

SmallCap Value          1.00% of the Fund's average daily net assets.

Tax Efficient Equity    0.80% of the Fund's average daily net assets.

                      TOTAL ADVISORY FEES PAID BY THE FUNDS

      The following charts set forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years:

                                         MAY 31                       JUNE 30
                        ----------------------------------------     ----------
FUND                       2003           2002         2001 (1)         2000
                        ----------     ----------     ----------     ----------
Convertible             $1,445,588     $2,156,604     $3,050,129     $2,652,928
Equity and Bond (2)     $  663,570     $  892,830     $  913,795     $  476,583
Financial Services      $2,320,797     $3,017,738     $2,766,066     $3,609,716
LargeCap Growth         $1,411,271     $2,935,487     $4,287,057     $2,997,541
MagnaCap                $1,827,489     $2,642,299     $2,711,207     $3,251,123

----------
(1) Reflects eleven-month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2)   Formerly known as the Pilgrim Balanced Fund and Equity and Income Fund.

                        MAY 31                  OCTOBER 31
                       --------     ----------------------------------
FUND                     2003        2002(1)       2001         2000
                       --------     --------     --------     --------
Real Estate (2)(3)     $440,210     $641,719     $495,072     $394,098

----------
(1) The Fund changed it's fiscal year end to May 31 from October 31. Reflects seven-month period from November 1, 2002 to May 31, 2003.

(2) The advisory fees reflected in the table represented amounts paid to CRA, as the Fund's investment adviser. Effective November 4, 2002, ING Investments became the investment adviser to the Fund and CRA became the Sub-Adviser.

(3)   Formerly known as CRA Realty Shares Portfolio.

                                  MAY 31,              OCTOBER 31,
                         -------------------------     ----------
FUND                        2003           2002         2001(1)
                         ----------     ----------     ----------
Growth + Value           $2,446,841     $4,983,047     $4,401,021
Disciplined LargeCap     $  621,856     $1,029,681     $  815,269

Tax Efficient Equity     $  266,318     $  391,876     $  260,789

----------
(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from October 31.

                                            MAY 31,                     DECEMBER 31,
                           ----------------------------------------     ----------
FUND                          2003           2002          2001(2)         2000
                           ----------     ----------     ----------     ----------
Growth Opportunities       $1,865,117     $3,583,090     $2,339,228     $5,951,486
MidCap Opportunities       $1,844,018     $1,036,003     $  567,295     $1,439,697
LargeCap Value (1)                N/A            N/A            N/A            N/A
MidCap Value (3)           $  340,332     $   71,673            N/A            N/A
SmallCap Value (3)         $  304,618     $   49,767            N/A            N/A
SmallCap Opportunities     $3,072,328     $3,747,533     $1,954,402     $5,594,488

----------

(1) As of May 31, 2003, the LargeCap Value Fund had not yet commenced operations.

(2) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(3) The MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for the ING Funds provides that the Investment Adviser, with the approval of a Company's Board, may select and employ a Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon 60 days' written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      The Trust and the Investment Adviser have received an exemptive order from the SEC that allows the Investment Adviser to enter into new investment sub-advisory contracts on behalf of the LargeCap Value Fund ("Portfolio Management Agreements") and to make material changes on behalf of the LargeCap Value Fund to Portfolio Management Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers on behalf of the LargeCap Value Fund. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to the LargeCap Value Fund, including overall supervisory responsibility for the general management and investment of the LargeCap Value Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the LargeCap Value Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the LargeCap Value Fund's assets; (iii) when appropriate, allocate and reallocate the LargeCap Value Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the LargeCap Value Fund's investment objectives, policies, and restrictions.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Wellington Management, Wellington Management acts as Sub-Advisor to LargeCap Growth Fund. In this capacity, Wellington Management, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of each Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING Aeltus, a Connecticut corporation is located at 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is an affiliate of the Investment Adviser and an indirect wholly-owned subsidiary of ING Groep.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Brandes, Brandes acts as Sub-Adviser to the LargeCap Value Fund, MidCap Value Fund and the SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Brandes' address is 11988 El Camino Real Suite 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and CRA, CRA acts as Sub-Adviser to the Real Estate Fund. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio of investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      As compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

FUND                                ANNUAL SUB-ADVISORY FEE
----                                -----------------------
Growth Opportunities (1)            0.4275% of the Fund's average daily net
                                    assets

LargeCap Growth (1)                 0.45% of first $100 million of Fund's
                                    average daily net assets

                                    0.30% of next $1.4 billion of Fund's average daily net assets

                                    0.25% in excess of $1.5 billion of Fund's average daily net assets

MidCap Opportunities (1)            0.45% of the Fund's average daily net assets

SmallCap Opportunities (1)          0.45% of first $100 million of the Fund's
                                    average daily net assets; and

                                    0.4050% of the Fund's average daily net
                                    assets in excess of $150 million; and

                                    0.36% of the Fund's average daily net assets in excess of $250 million; and

                                    0.3775% of the Fund's average daily net
                                    assets in excess of $500 million

Disciplined LargeCap (1)            0.20% of the Fund's average daily net assets

Financial Services (1)              0.45% of first $30 million of Fund's average
                                    daily net assets

                                    0.3375% of next $95 million of Fund's
                                    average daily net assets ; and

                                    0.3150% in excess of $125 million of Fund's average daily net assets

MagnaCap (1)                        0.45% of first $100 million of Fund's
                                    average daily net assets

                                    0.3375% in excess of $100 million of Fund's average daily net assets

                                    0.2813% in excess of $150 million up to $250 million of Fund's daily net assets

                                    0.225% in excess of $250 million of Fund's daily net assets

LargeCap Value                      0.50% of first $50 million of the Fund's
                                    average daily net assets

                                    0.40% of the Fund's average daily net assets thereafter.

MidCap Value                        0.70% of the Fund's average daily net assets

SmallCap Value                      0.70% of the Fund's average daily net assets

Tax Efficient Equity (1)            0.36% of the Fund's average daily net assets

Convertible (1)                     0.3375% of first $500 million of Fund's
                                    average daily net assets

                                    0.3038% of next $500 million of Fund's
                                    average daily net assets ; and

                                    0.2925% in excess of $1 billion of Fund's average daily net assets

Equity and Bond (1)                 0.3375% of first $500 million of Fund's
                                    average daily net assets

                                    0.3038% of next $500 million of Fund's
                                    average daily net assets ; and

                                    0.2925% in excess of $1 billion of Fund's average daily net assets

Real Estate                         0.70% of the net assets of the Fund's
                                    predecessor Fund (CRA Realty Shares Fund)
                                    and 0.35% of additional assets raised
                                    subsequent to ING Investments becoming the
                                    Fund's Investment Adviser.

----------

(1)   Effective August 1, 2003, ING Aeltus began sub-advising the Fund.

      Former Sub-Adviser for Disciplined LargeCap Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Disciplined LargeCap Fund through August 2001. For the fiscal year ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $497,672.

      Former Sub-Adviser for LargeCap Growth Fund and Convertible Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

      Former Sub-Adviser to the Tax-Efficient Equity Fund. Delta Asset Management ("Delta") served as Sub-Adviser to Tax-Efficient Equity Fund through March 15, 2002. For the fiscal period ended May 31, 2002, the Investment Adviser paid portfolio management fees to Delta of $164,767; for the fiscal period ended May 31, 2001, the Investment Adviser paid portfolio management fees of $91,563; and for the fiscal periods ended October 31, 1999 and October 31, 2000, the Investment Adviser paid portfolio management fees to Delta of $38,845 and $172,732, respectively.

      Former Sub-Adviser to the Growth + Value Fund. Navellier Fund Management, Inc. ("Navellier") served as Sub-Adviser to Growth + Value Fund through June 15, 2003. For the fiscal period ended May 31, 2003, the Investment Adviser paid portfolio management fees to Navellier of $1,223,421; for the fiscal period ended May 31, 2002, the Investment Adviser paid portfolio management fees to Navellier of $2,545,823; for the seven month period from November 1, 2000 to May 31, 2001, the Investment Adviser paid portfolio management fees of $2,200,510; and for the period ended October 31, 2000, the Investment Adviser paid portfolio management fees of $3,819,801.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                         DURING THE FISCAL PERIOD ENDED:

FUND                                      MAY 31,                     OCTOBER 31,
                         ----------------------------------------     ----------
                            2003           2002          2001(4)         2000
                         ----------     ----------     ----------     ----------
Growth + Value (1)       $1,223,421     $2,545,823     $2,200,510     $3,819,801
MidCap Value (2)         $  186,293     $   35,837            N/A            N/A
Real Estate (3)          $  258,363            N/A            N/A            N/A
SmallCap Value (2)       $  166,200     $   24,883            N/A            N/A
Disciplined LargeCap     $  177,673     $  294,195     $  232,934     $  497,672

----------
(1) Effective June 16, 2003, ING Investments, LLC assumed direct management of the investment portfolio of this Fund. As of that date Navellier Fund Management, Inc. no longer serves as sub-adviser to the Fund.

(2) The MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

(3) Prior to November 4, 2002, CRA served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the investment adviser to the Fund, and CRA became the Sub-Adviser.

(4) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, each Fund except Real Estate Fund changed its fiscal year end to May 31 from October 31.

PROXY VOTING PROCEDURES


      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with a Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Funds' proxy voting procedures. A copy of the proxy voting procedure guidelines of the Funds, including procedures of the Investment Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Funds vote proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

ADMINISTRATION

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds, except Financial Services Fund and MagnaCap Fund, pursuant to various Administrative Services Agreements with the Funds. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds and provides office space for the Trust. The Administrator is an affiliate of the Investment Adviser.

      Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap Funds also pay ING Funds Services, LLC an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

      ING Funds Services serves as Shareholder Service Agent for the Financial Services and MagnaCap Funds pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services has agreed to: (1) review, respond and process to correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services served as Shareholder Service Agent for the Convertible, Equity and Bond and LargeCap Growth Funds.

      Prior to November 4, 2002, Real Estate Fund had an Administration Agreement with SEI Investments Mutual Funds Services ("SEI") under which SEI was responsible for providing the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. SEI also served as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund pursuant to which SEI provided certain shareholder services in addition to those included in the Administration Agreement.

                   TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS

                                              MAY 31,                     OCTOBER 31,
                             ----------------------------------------     ----------
FUND                            2003           2002          2001(1)         2000
                             ----------     ----------     ----------     ----------
Growth + Value (2)           $  528,208     $1,031,063     $  440,102     $  836,071
Disciplined LargeCap (2)     $  127,997     $  208,822     $  116,467     $  272,002
Tax Efficient Equity (2)     $   33,290     $   49,206     $   32,599            N/A

----------
(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000 (March 23, 2001 with respect to Tax Efficient Equity Fund), the Funds changed their fiscal year end to May 31 from October 31.

(2) Includes an annual shareholding account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

                        MAY 31                  OCTOBER 31
                       --------     ----------------------------------
 FUND                    2003         2002         2001         2000
                       --------     --------     --------     --------
Real Estate (1)(2)     $ 62,885     $137,461     $111,081     $ 91,131
                       --------     --------     --------     --------

----------
(1) Of the administrative fees shown in the table $1,074 represent the amount paid to SEI Investments Mutual Funds Services, the Fund's prior administrator. Effective November 4, 2002, ING Funds Services became the Fund's administrator.

(2) The Fund changed its fiscal year end to May 31 from October 31. Reflects seven-month period from November 1, 2002 to May 31, 2003.

                                              MAY 31,                   DECEMBER 31,
                               ------------------------------------      --------
FUND                             2003         2002          2001           2000
                               --------     --------     ----------      --------
Growth Opportunities (1)       $451,608     $796,611     $246,235(2)     $868,829
MidCap Opportunities (1)       $368,961     $153,373     $ 56,730(2)     $155,988
SmallCap Opportunities (1)     $662,980     $726,375     $195,440(2)     $826,269
LargeCap Value (3)                  N/A          N/A          N/A             N/A
MidCap Value (4)               $ 34,033     $  7,168          N/A             N/A
SmallCap Value (4)             $ 30,462     $  4,977          N/A             N/A

----------

(1) Includes an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

(2) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(3) As of May 31, 2003, the LargeCap Value Fund had not yet commenced operations.

(4) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

 ADMINISTRATIVE AND SHAREHOLDER SERVICING FEES PAID BY CONVERTIBLE FUND, EQUITY
                     AND BOND FUND AND LARGECAP GROWTH FUND

                                  MAY 31                   JUNE 30
                    ----------------------------------     --------
FUND                  2003        2002(2)      2001(1)       2000
                    --------     --------     --------     --------
Convertible         $192,745     $ 63,637     $ 26,465     $ 29,890
Equity and Bond     $ 88,476     $ 35,827     $ 16,100     $  7,816
LargeCap Growth     $188,169     $103,457     $ 30,990     $ 27,554

(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2) Effective March 1, 2002, the Funds entered into a new Administration Agreement with ING Funds Services, LLC ("IFS"). Prior to March 1, 2002, IFS acted as Shareholder Services Agent for the Funds.

  SHAREHOLDER SERVICING FEES PAID BY FINANCIAL SERVICES FUND AND MAGNACAP FUND

                                    MAY 31                 JUNE 30
                       -------------------------------     -------
FUND                     2003        2002      2001 (1)     2000
                       -------     -------     -------     -------
Financial Services     $13,848     $17,641     $24,009     $43,262
MagnaCap               $22,309     $23,960     $24,130     $31,735

----------
(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following ING Funds, pursuant to which the Investment Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS M  CLASS Q
                        -------   -------   -------   -------   -------  -------
Convertible              1.60%     2.25%     2.25%      N/A       N/A     1.50%
Equity and Bond          1.60%     2.25%     2.25%      N/A       N/A     1.50%
LargeCap Growth          1.45%     2.10%     2.10%     1.10%      N/A     1.35%
LargeCap Value           1.45%     2.20%     2.20%     1.20%      N/A      N/A
MidCap Opportunities     1.75%     2.45%     2.45%     1.45%      N/A     1.60%
MidCap Value             1.75%     2.50%     2.50%     1.50%      N/A     1.75%
Real Estate              1.45%     2.20%     2.20%     1.00%      N/A     1.45%
SmallCap Value           1.75%     2.50%     2.50%     1.50%      N/A     1.75%
Tax Efficient Equity     1.45%     2.20%     2.20%      N/A       N/A      N/A

----------

(1) The expense limits will be 1.50% for Class A shares and 2.20% for Class B and Class C shares through December 31, 2003; effective January 1, 2004, the limits will be 1.75% for Class A shares and 2.45% for Class B and Class C shares.

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Director/Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

DISTRIBUTOR


      Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between each Company and the Distributor on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). After an initial term, each Underwriting Agreement will remain in effect for two years and from year to year only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Groep N.V.. Prior to November 6, 2000, ING Funds Distributor, LLC (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the Tax Efficient Equity Fund.


      For the fiscal year ended May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A             CLASS B      CLASS C                 CLASS M                 CLASS T
                           ----------------------     -------      -------         ------------------------        -------
                             SALES        SALES                                      SALES          SALES
                            CHARGES      CHARGES                                    CHARGES        CHARGES
                            BEFORE        AFTER       DEFERRED     DEFERRED          BEFORE         AFTER          DEFERRED
                           DEALER RE-   DEALER RE-     SALES        SALES          DEALER RE-     DEALER RE-        SALES
FUND                       ALLOWANCE    ALLOWANCE     CHARGES      CHARGES         ALLOWANCE      ALLOWANCE        CHARGES
----                       ---------    ---------     -------      -------         ---------      ---------        -------
Convertible                 $103,462     $ 13,495     $      0     $  5,327           N/A            N/A                N/A
Equity and Bond               19,535        2,548            0          896           N/A            N/A          $       0
Financial Services           117,967       15,387            0          N/A           N/A            N/A                N/A
Growth Opportunities          34,584        4,511            0        6,135           N/A            N/A          $       0
Growth + Value                75,570        9,857            0       10,403           N/A            N/A                N/A
LargeCap Growth               49,074        6,401            0        7,590           N/A            N/A                N/A

                                  CLASS A             CLASS B      CLASS C                 CLASS M                 CLASS T
                           ----------------------     -------      -------         ------------------------        -------
                             SALES        SALES                                      SALES          SALES
                            CHARGES      CHARGES                                    CHARGES        CHARGES
                            BEFORE        AFTER       DEFERRED     DEFERRED          BEFORE         AFTER          DEFERRED
                           DEALER RE-   DEALER RE-     SALES        SALES          DEALER RE-     DEALER RE-        SALES
FUND                       ALLOWANCE    ALLOWANCE     CHARGES      CHARGES         ALLOWANCE      ALLOWANCE        CHARGES
----                       ---------    ---------     -------      -------         ---------      ---------        -------
LargeCap Value (1)               N/A          N/A          N/A          N/A           N/A            N/A                N/A
MagnaCap                      75,279        9,819            0          685           945            135                N/A
MidCap Opportunities          38,740        5,053            0       11,883           N/A            N/A                N/A
MidCap Value                 126,017       16,437            0        5,057           N/A            N/A                N/A
Disciplined LargeCap          11,186        1,459            0        2,296           N/A            N/A                N/A
Real Estate (2)                5,290          690            0           --           N/A            N/A                N/A
SmallCap Opportunities        77,794       10,147            0       16,427           N/A            N/A          $       0
SmallCap Value                77,763       10,143            0        4,645           N/A            N/A                N/A
Tax Efficient Equity           8,740        1,140            0            8           N/A            N/A                N/A

----------

(1)   As of May 31, 2003, LargeCap Value Fund had not yet commenced operations.

(2) Class A commenced operations on December 20, 2002, Class B commenced operations on November 20, 2002, Class C commenced operations on January 17, 2003 and Class Q had not commenced operations as of May 31, 2003 (the Fund's fiscal year end).


      For the fiscal years ended May 31, 2002 and May 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                    CLASS A                      CLASS A
                                 SALES CHARGES                SALES CHARGES              CLASS B                   CLASS C
                                    BEFORE                        AFTER                  DEFERRED                  DEFERRED
                             DEALER RE-ALLOWANCE           DEALER RE-ALLOWANCE         SALES CHARGES             SALES CHARGES
                          -------------------------     -------------------------     -----------------     -----------------------
FUND                         2002           2001           2002           2001         2002       2001        2002          2001
                          ----------     ----------     ----------     ----------     ------     ------     ---------     ---------
Convertible               $  129,109     $  772,204     $   16,833     $  100,722     $    0     $    0     $   7,584     $  37,540
Equity and Bond           $   43,619     $   41,348     $    5,687     $    5,393     $    0     $    0     $     832     $   3,444
Financial Services        $  295,993     $  367,564     $   38,591     $   47,943     $    0     $    0           N/A           N/A
Growth Opportunities      $  145,607     $  371,878     $   18,984     $   48,506     $    0     $    0     $   7,129     $  44,851
Growth + Value            $  288,630     $1,117,379     $   37,631     $  145,745     $    0     $    0     $  17,951     $  77,220
LargeCap Growth           $  182,922     $1,256,708     $   23,849     $  163,918     $    0     $    0     $  14,416     $  59,975
LargeCap Value (1)               N/A            N/A            N/A            N/A        N/A        N/A           N/A           N/A
MagnaCap                  $  145,952     $  152,769     $   19,029     $   19,926     $    0     $    0     $     614     $   4,073
MidCap Opportunities      $   37,223     $   46,872     $    4,853     $    6,114     $    0     $    0     $   1,970     $   5,884
MidCap Value (2)          $        0            N/A     $        0            N/A        N/A        N/A     $      92           N/A
Real Estate (3)                  N/A            N/A            N/A            N/A        N/A        N/A           N/A           N/A
Disciplined LargeCap      $   17,350     $   32,648     $    2,262     $    4,258     $    0     $    0     $   9,675     $  15,808
SmallCap Opportunities    $  187,585     $   50,992     $   24,457     $    6,651     $    0     $    0     $   6,917     $  21,098
SmallCap Value (2)        $        0            N/A     $        0            N/A        N/A        N/A     $       4           N/A
Tax Efficient Equity      $   23,892     $   28,144     $    3,115     $    3,671     $    0     $    0     $     178     $     567

----------

(1)   LargeCap Value Fund had not yet commenced operations.

(2) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

(3)   As of May 31, 2002, Real Estate Fund had not yet commenced operations.

                                       CLASS M                CLASS M
                                    SALES CHARGES           SALES CHARGES             CLASS T
                                        BEFORE                  AFTER                 DEFERRED
           FUND                   DEALER RE-ALLOWANCE     DEALER RE-ALLOWANCE       SALES CHARGES
-----------------------          --------------------   ---------------------    ------------------
                                   2002         2001       2002       2001        2002         2001
                                   ----         ----       ----       ----        ----         ----
Convertible                         N/A          N/A        N/A        N/A         N/A          N/A
Equity and Bond                     N/A          N/A        N/A        N/A           0           $0
Financial Services                  N/A          N/A        N/A        N/A         N/A          N/A
Growth Opportunities                N/A          N/A        N/A        N/A           0           $0
Growth + Value                      N/A          N/A        N/A        N/A         N/A          N/A
LargeCap Growth                     N/A          N/A        N/A        N/A         N/A          N/A
MagnaCap                         $5,328       $4,810     $1,141     $1,031         N/A          N/A
MidCap Opportunities                N/A          N/A        N/A        N/A         N/A          N/A
MidCap Value (1)                    N/A          N/A        N/A        N/A         N/A          N/A
Real Estate (2)                     N/A          N/A        N/A        N/A         N/A          N/A
Disciplined LargeCap                N/A          N/A        N/A        N/A         N/A          N/A
SmallCap Opportunities              N/A          N/A        N/A        N/A           0           $0
SmallCap Value (1)                  N/A          N/A        N/A        N/A         N/A          N/A
Tax Efficient Equity                N/A          N/A        N/A        N/A         N/A          N/A

-----------------------------------------------------

(1) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

(2) As of May 31, 2002, the Real Estate Fund had not yet commenced operations.

         Prior to November 4, 2002, Class A shares of the Real Estate Fund were sold subject to a front-end sales charge of 4.25%. Selling dealers were normally reallowed 100% of the sales charge by SEI Investments Distribution Co., the Fund's former distributor.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

                                                         FEES BASED ON AVERAGE DAILY NET ASSETS
                                                -------------------------------------------------------
NAME OF FUND                                    CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q
------------                                    -------     -------     -------     -------     -------
Convertible                                      0.35%       1.00%       1.00%        N/A        0.25%
Equity and Bond                                  0.35%       1.00%       1.00%        N/A        0.25%
Financial Services                               0.25%       1.00%        N/A         N/A         N/A
Growth Opportunities                             0.30%       1.00%       1.00%        N/A        0.25%
Growth + Value                                   0.30%       1.00%       1.00%        N/A        0.25%
LargeCap Growth                                  0.35%       1.00%       1.00%        N/A        0.25%
LargeCap Value                                   0.25%       1.00%       1.00%        N/A         N/A
MagnaCap                                         0.30%       1.00%       1.00%       0.75%       0.25%
MidCap Opportunities                             0.30%       1.00%       1.00%        N/A        0.25%
MidCap Value                                     0.25%       1.00%       1.00%        N/A        0.25%
Real Estate                                      0.25%       1.00%       1.00%        N/A        0.25%
Disciplined LargeCap                             0.30%       1.00%       1.00%        N/A         N/A

                                                         FEES BASED ON AVERAGE DAILY NET ASSETS
                                                -------------------------------------------------------
NAME OF FUND                                    CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q
------------                                    -------     -------     -------     -------     -------
SmallCap Opportunities                           0.30%       1.00%       1.00%        N/A        0.25%
SmallCap Value                                   0.25%       1.00%       1.00%        N/A        0.25%
Tax Efficient Equity                             0.35%       1.00%       1.00%        N/A         N/A

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C and 0.65% for Class M. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A, B or C shares. In addition, a 0.25% fee may be paid on Class Q shares.

      The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $470,706 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2003 and $701,353 for MagnaCap Fund as of May 31, 2002. With respect to Class A shares of each other Fund and Class B, Class C, Class M and Class Q shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.15% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2003 were as follows.

DISTRIBUTION EXPENSES                     CLASS A        CLASS B         CLASS C       CLASS M       CLASS Q     CLASS T(1)
---------------------                     -------        -------         -------       -------       -------     ----------
Convertible Fund

Advertising........................          250            366             892           N/A             17           N/A
Printing...........................        4,757          6,961          16,955           N/A            330           N/A
Salaries & Commissions.............       36,464         53,356         129,962           N/A          2,529           N/A
Broker Servicing...................      168,821        247,027         601,695           N/A         11,710           N/A
Miscellaneous......................       23,063         33,747          82,198           N/A          1,600           N/A
TOTAL..............................      233,355        341,457         831,702           N/A         16,186           N/A

Equity and Bond Fund

Advertising........................          295            176             264           N/A              1            51
Printing...........................        5,601          3,338           5,012           N/A             22           967

DISTRIBUTION EXPENSES                     CLASS A        CLASS B         CLASS C       CLASS M       CLASS Q     CLASS T(1)
---------------------                     -------        -------         -------       -------       -------     ----------
Salaries & Commissions.............       44,582         26,574          39,896           N/A            177         7,694
Broker Servicing...................      130,032         77,508         116,365           N/A            515        22,442
Miscellaneous......................       25,330         15,098          22,668           N/A            100         4,372
TOTAL..............................      205,840        122,694         184,205           N/A            815        35,526

Financial Services Fund

Advertising........................        1,421          1,327             N/A           N/A            N/A           N/A
Printing...........................       27,000         25,220             N/A           N/A            N/A           N/A
Salaries & Commissions.............      192,987        180,261             N/A           N/A            N/A           N/A
Broker Servicing...................      344,309        321,606             N/A           N/A            N/A           N/A
Miscellaneous......................       93,000         86,867             N/A           N/A            N/A           N/A
TOTAL..............................      658,717        615,281             N/A           N/A            N/A           N/A

Growth + Value Fund

Advertising........................          378            687             971           N/A             68           N/A
Printing...........................        7,175         13,045          18,454           N/A          1,287           N/A
Salaries & Commissions.............       57,113        103,837         146,895           N/A         10,247           N/A
Broker Servicing...................      221,936        403,498         570,819           N/A         39,819           N/A
Miscellaneous......................       44,413         80,747         114,231           N/A          7,968           N/A
TOTAL..............................      331,015        601,814         851,370           N/A         59,389           N/A

Growth Opportunities Fund

Advertising........................          369            348             470           N/A              1           126
Printing...........................        7,008          6,605           8,935           N/A             19         2,390
Salaries & Commissions.............       53,394         50,329          68,082           N/A            148        18,208
Broker Servicing...................      206,558        194,702         263,378           N/A            572        70,438
Miscellaneous......................       40,095         37,794          51,125           N/A            111        13,673
TOTAL..............................      307,424        289,778         391,990           N/A            851       104,835

LargeCap Growth Fund

Advertising........................          402            518             607           N/A             34           N/A
Printing...........................        7,642          9,848          11,537           N/A            639           N/A
Salaries & Commissions.............       60,044         77,370          90,644           N/A          5,022           N/A
Broker Servicing...................      199,374        256,906         300,984           N/A         16,677           N/A
Miscellaneous......................       67,057         86,408         101,233           N/A          5,609           N/A
TOTAL..............................      334,519        431,050         505,005           N/A         27,981           N/A

LargeCap Value Fund(2)                       N/A            N/A             N/A           N/A            N/A           N/A
Advertising........................          N/A            N/A             N/A           N/A            N/A           N/A
Printing...........................          N/A            N/A             N/A           N/A            N/A           N/A
Salaries & Commissions.............          N/A            N/A             N/A           N/A            N/A           N/A
Broker Servicing...................          N/A            N/A             N/A           N/A            N/A           N/A
Miscellaneous......................          N/A            N/A             N/A           N/A            N/A           N/A
TOTAL..............................          N/A            N/A             N/A           N/A            N/A           N/A

MagnaCap Fund

Advertising........................        1,160            454             163           129             28           N/A
Printing...........................       22,049          8,620           3,101         2,447            541           N/A

DISTRIBUTION EXPENSES                     CLASS A        CLASS B         CLASS C       CLASS M       CLASS Q     CLASS T(1)
---------------------                     -------        -------         -------       -------       -------     ----------
Salaries & Commissions.............      169,539         66,279          23,847        18,818          4,163           N/A
Broker Servicing...................      364,268        142,407          51,237        40,432          8,944           N/A
Miscellaneous......................      102,825         40,198          14,463        11,413          2,525           N/A
TOTAL..............................      659,841        257,958          92,811        73,239         16,201           N/A

MidCap Opportunities Fund

Advertising........................          270            224             890           N/A             12           N/A
Printing...........................        5,136          4,263          16,917           N/A            233           N/A
Salaries & Commissions.............       40,381         33,518         133,012           N/A          1,835           N/A
Broker Servicing...................      207,250        172,026         682,669           N/A          9,418           N/A
Miscellaneous......................       34,157         28,352         112,511           N/A          1,552           N/A
TOTAL..............................      287,194        238,383         945,999           N/A         13,050           N/A

MidCap Value Fund

Advertising........................          175             82             215           N/A              0           N/A
Printing...........................        3,330          1,565           4,093           N/A              1           N/A
Salaries & Commissions.............       30,164         14,178          37,070           N/A             13           N/A
Broker Servicing...................       30,001         14,101          36,870           N/A             12           N/A
Miscellaneous......................       51,607         24,257          63,423           N/A             21           N/A
TOTAL..............................      115,277         54,183         141,671           N/A             47           N/A

Real Estate Fund(3)

Advertising........................          116            137               7           N/A              0           N/A
Printing...........................        2,206          2,610             126           N/A              0           N/A
Salaries & Commissions.............       14,990         17,733             859           N/A              3           N/A
Broker Servicing...................        5,485          6,488             314           N/A              1           N/A
Miscellaneous......................        6,111          7,229             350           N/A              1           N/A
TOTAL..............................       28,908         34,197           1,656           N/A              5           N/A

Disciplined LargeCap Fund

Advertising........................           29            135             254           N/A            N/A           N/A
Printing...........................          543          2,558           4,817           N/A            N/A           N/A
Salaries & Commissions.............        4,517         21,298          40,098           N/A            N/A           N/A
Broker Servicing...................       27,253        128,487         241,906           N/A            N/A           N/A
Miscellaneous......................        3,029         14,282          26,889           N/A            N/A           N/A
TOTAL..............................       35,371        166,760         313,964           N/A            N/A           N/A

SmallCap Opportunities Fund

Advertising........................          873            642           1,305           N/A             22            41
Printing...........................       16,589         12,200          24,716           N/A            423           785
Salaries & Commissions.............      128,716         94,657         192,389           N/A          3,282         6,092
Broker Servicing...................      459,275        337,748         686,465           N/A         11,711        21,736
Miscellaneous......................      114,741         84,380         171,499           N/A          2,926         5,430
TOTAL..............................      720,194        529,627       1,076,454           N/A         18,364        34,084

SmallCap Value Fund

Advertising........................          165             66             218           N/A              0           N/A
Printing...........................        3,127          1,251           4,142           N/A              0           N/A

DISTRIBUTION EXPENSES                     CLASS A        CLASS B         CLASS C       CLASS M       CLASS Q     CLASS T(1)
---------------------                     -------        -------         -------       -------       -------     ----------
Salaries & Commissions.............       27,462         10,982          36,368           N/A              4           N/A
Broker Servicing...................       24,851          9,938          32,911           N/A              4           N/A
Miscellaneous......................       52,046         20,813          68,926           N/A              8           N/A
TOTAL..............................      107,651         43,050         142,565           N/A             16           N/A

Tax Efficient Equity Fund

Advertising........................          272             87              26           N/A            N/A           N/A
Printing...........................        5,164          1,654             486           N/A            N/A           N/A
Salaries & Commissions.............       40,321         12,917           3,797           N/A            N/A           N/A
Broker Servicing...................       57,435         18,399           5,409           N/A            N/A           N/A
Miscellaneous......................       18,999          6,086           1,789           N/A            N/A           N/A
TOTAL..............................      122,191         39,143          11,507           N/A            N/A           N/A

------------------------------------

(1)      The last remaining Class T shares converted to Class A shares on June
         2, 2003.

(2) As of May 31, 2003, the LargeCap Value Fund had not yet commenced operations.

(3) From June 1, 2002 to November 3, 2000, the Real Estate Fund did not make any payments to SEI Investments Distribution Co., the Fund's former distributor, because the Fund did not offer shares subject to a distribution plan as of that date. Effective November 4, 2002, ING Funds Distributor became the Fund's distributor.

SHAREHOLDER SERVICING AGENT

         ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Agent for the ING Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

         Prior to November 4, 2002, SEI Investments served as the shareholder servicing agent for the Real Estate Fund pursuant to a shareholder servicing agreement.

OTHER EXPENSES

         In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

         The ING Funds, the Investment Adviser, the Sub-Advisers and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

         Each Fund (except Real Estate Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

         Non-Diversified Investment Company. Real Estate Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by ING Investments and the Sub-Advisers where applicable in managing the ING Funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                            EQUITY                                               LARGE
                                             AND    FINANCIAL     GROWTH      GROWTH   LARGECAP   CAP   MAGNA     MIDCAP      MIDCAP
                               CONVERTIBLE   BOND   SERVICES   OPPORTUNITIES  + VALUE   GROWTH   VALUE   CAP   OPPORTUNITIES  VALUE
    ASSET CLASS(1)                FUND       FUND     FUND         FUND        FUND      FUND    FUND   FUND       FUND        FUND
-----------------------------  -----------  ------  ---------  -------------  -------  --------  -----  -----  -------------  ------
EQUITIES

  Common Stock,                     X          X        X            X           X         X       X      X          X           X
  Preferred Stock &
  Convertible Securities (2)

  Synthetic Convertible             X          X        X            X                     X                         X
  Securities (17)

FOREIGN INVESTMENTS (3)

    ADRs / EDRs                     X          X        X            X           X         X       X      X          X           X

  Emerging Market                   X          X        X            X                     X                         X
  Equities

  Eurodollar Convertible            X          X        X            X           X         X       X                 X           X
  Securities

  Eurodollar/Yankee                 X          X        X            X           X         X       X                 X           X
  Dollar Instruments

  Foreign Currency                                      X            X           X         X       X      X          X           X
   Exchange Transactions

  Foreign Mortgage                  X          X                                 X         X                         X
  Related Securities (3)

  International Debt                X          X        X            X           X         X       X      X          X           X
  Securities

  Securities of Foreign             X          X        X            X           X         X       X      X          X           X
  Issuers

  Sovereign Debt                    X          X                     X           X         X       X      X          X           X
  Securities (4)

FIXED INCOME

  ARMS

  Corporate Debt Securities         X          X        X            X           X         X       X      X          X           X

  Floating or Variable Rate         X          X        X            X           X         X       X      X          X           X
  Instruments

  GICs (19)                                                                      X                        X

  GNMA Certificates                 X          X                     X           X         X       X      X          X           X

  High Yield Securities             X          X

  Mortgage Related                  X          X                                 X         X       X      X          X           X
  Securities

    Privately Issued                                                             X                 X      X          X           X
    CMOs(5)(19)

                                                                                  TAX
                                REAL   DISCIPLINED    SMALLCAP     SMALLCAP  EFFICIENT
                               ESTATE   LARGECAP    OPPORTUNITIES   VALUE     EQUITY
    ASSET CLASS(1)              FUND      FUND          FUND         FUND      FUND
-----------------------------  ------  -----------  -------------  --------  ---------
EQUITIES

  Common Stock,                   X         X             X            X         X
  Preferred Stock &
  Convertible Securities (2)

  Synthetic Convertible                                   X
  Securities (17)

FOREIGN INVESTMENTS (3)

    ADRs / EDRs                                           X            X         X

  Emerging Market                                         X                      X
  Equities

  Eurodollar Convertible                                  X            X
  Securities

  Eurodollar/Yankee                                       X            X         X
  Dollar Instruments

  Foreign Currency                          X             X            X         X
   Exchange Transactions

  Foreign Mortgage                X         X             X
  Related Securities (3)

  International Debt              X         X             X            X         X
  Securities

  Securities of Foreign           X         X             X            X         X
  Issuers

  Sovereign Debt                            X             X            X         X
  Securities (4)

FIXED INCOME

  ARMS                                                                           X

  Corporate Debt Securities       X         X             X            X         X

  Floating or Variable Rate       X         X             X            X         X
  Instruments

  GICs (19)                                                            X         X

  GNMA Certificates               X         X             X            X         X

  High Yield Securities           X

  Mortgage Related                X         X             X            X         X
  Securities

    Privately Issued              X         X             X            X         X
    CMOs(5)(19)

                                            EQUITY                                               LARGE
                                             AND    FINANCIAL     GROWTH      GROWTH   LARGECAP   CAP   MAGNA     MIDCAP      MIDCAP
                               CONVERTIBLE   BOND   SERVICES   OPPORTUNITIES  + VALUE   GROWTH   VALUE   CAP   OPPORTUNITIES  VALUE
    ASSET CLASS(1)                FUND       FUND     FUND         FUND        FUND      FUND    FUND   FUND       FUND        FUND
-----------------------------  -----------  ------  ---------  -------------  -------  --------  -----  -----  -------------  ------
    Interest/Principal Only         X          X                     X           X         X       X      X          X           X
    Stripped Mortgage
    Backed Securities(5)

  Municipal Securities (7)          X          X                                           X

  Short-Term Investments (8)        X          X        X            X           X         X       X      X          X           X

  United States                     X          X        X            X           X         X       X      X          X           X
  Government Securities

OTHER INVESTMENTS

  Asset Backed Securities           X          X        X            X           X         X       X      X          X           X
  (non-mortgage)

  Banking Industry                  X          X        X            X           X         X       X      X          X           X
  Obligations

  Derivatives                       X          X        X            X           X         X       X      X          X           X

    Dealer Options(6)               X          X                     X           X         X       X                 X           X

    Exchange Traded Options         X          X                     X           X         X       X                 X           X

    Financial Futures               X          X                     X           X         X       X                 X           X
    Contracts and Related
    Options (9)(25)

    Foreign Currency                X          X                     X           X         X       X      X          X           X
    Futures
    Contracts(10)(25)

    Foreign Currency                X          X                     X           X         X       X                 X           X
    Options(11)

    Forward
    Currency                        X          X        X            X           X         X       X      X          X           X
    Contracts(12)(30)

    OTC Options(19)                 X          X                     X           X         X       X                 X           X

    Purchasing Options              X          X                     X           X         X       X                 X           X
    (6)(16)(17)(19)

    Stock Index Options(6)          X          X                     X           X         X       X                 X           X

    Straddles(13)                   X          X                     X           X         X       X                 X           X

    Warrants (14)(15)               X          X        X            X           X         X       X      X          X           X

    Writing                         X          X                     X           X         X       X                 X           X
    Options(6)(16)(17)(19)

  Index-, Currency-, and            X          X                                           X
  Equity-Linked Debt
  Securities

  IPOs                              X                                X                             X      X          X           X

                                                                                TAX
                                REAL   DISCIPLINED    SMALLCAP     SMALLCAP  EFFICIENT
                               ESTATE   LARGECAP    OPPORTUNITIES   VALUE     EQUITY
    ASSET CLASS(1)              FUND      FUND          FUND         FUND      FUND
-----------------------------  ------  -----------  -------------  --------  ---------
    Interest/Principal Only       X         X             X            X         X
    Stripped Mortgage
    Backed Securities(5)

  Municipal Securities (7)

  Short-Term Investments (8)      X         X             X            X         X

  United States                   X         X             X            X         X
  Government Securities

OTHER INVESTMENTS

  Asset Backed Securities         X         X             X            X         X
  (non-mortgage)

  Banking Industry                X         X                          X         X
  Obligations

  Derivatives                     X         X             X            X         X

    Dealer Options(6)             X         X             X            X         X

    Exchange Traded Options       X         X             X            X         X

    Financial Futures             X         X             X            X         X
    Contracts and Related
    Options (9)(25)

    Foreign Currency              X         X             X            X         X
    Futures
    Contracts(10)(25)

    Foreign Currency              X         X             X            X         X
    Options(11)

    Forward
    Currency                      X         X             X            X         X
    Contracts(12)(30)

    OTC Options(19)               X         X             X            X         X

    Purchasing Options            X         X             X            X         X
    (6)(16)(17)(19)

    Stock Index Options(6)        X         X             X            X         X

    Straddles(13)                 X         X             X            X         X

    Warrants (14)(15)             X         X             X            X         X

    Writing                       X         X             X            X         X
    Options(6)(16)(17)(19)

  Index-, Currency-, and
  Equity-Linked Debt
  Securities

  IPOs                                                    X            X         X

                                            EQUITY                                               LARGE
                                             AND    FINANCIAL     GROWTH      GROWTH   LARGECAP   CAP   MAGNA     MIDCAP      MIDCAP
                               CONVERTIBLE   BOND   SERVICES   OPPORTUNITIES  + VALUE   GROWTH   VALUE   CAP   OPPORTUNITIES  VALUE
    ASSET CLASS(1)                FUND       FUND     FUND         FUND        FUND      FUND    FUND   FUND       FUND        FUND
-----------------------------  -----------  ------  ---------  -------------  -------  --------  -----  -----  -------------  ------
  Loan Participations               X          X        X            X           X         X       X      X          X           X
  and Assignments

  Other Investment                  X          X        X            X           X         X       X      X          X           X
  Companies (18)

  Private Funds                                X

  Real Estate Securities            X          X        X            X           X         X       X      X          X           X


  Restricted and Illiquid           X          X        X            X           X         X       X      X          X           X
  Securities (19)

  Securities of                     X          X        X            X           X         X       X      X          X           X
  Companies with Limited
  Operating Histories (20)

  TBA Sale Commitments              X          X                                 X         X       X                 X           X

  Zero Coupon and                   X          X        X            X           X                 X                 X           X
  Pay-In- Kind (21)

INVESTMENT TECHNIQUES

  Borrowing (22)                    X          X        X            X           X         X       X      X          X           X

 Concentration (23)                                     X

  Lending of Portfolio              X          X                     X           X         X       X      X          X           X
  Securities(24)

  Portfolio Hedging(10)(25)         X          X        X            X           X         X       X      X          X           X

  Repurchase Agreements             X          X        X            X           X         X       X      X          X           X
  (19)(26)

  Reverse Repurchase                X          X        X            X           X         X       X      X          X           X
  Agreements and Dollar
  Roll Transactions (19)(27)

  Securities, Interest Rate         X          X        X            X           X         X              X          X
  and Currency Swaps (28)

  Short Sales (13)(29)                                               X                             X                             X

  Temporary Defensive               X          X        X            X           X         X       X      X          X           X
  and Other Short-Term
  Positions

  When-Issued Securities            X          X        X            X           X         X       X      X          X           X
  and Delayed-Delivery
  Transactions (30)

                                                                                TAX
                                REAL   DISCIPLINED    SMALLCAP     SMALLCAP  EFFICIENT
                               ESTATE   LARGECAP    OPPORTUNITIES   VALUE     EQUITY
    ASSET CLASS(1)              FUND      FUND          FUND         FUND      FUND
-----------------------------  ------  -----------  -------------  --------  ---------
  Loan Participations             X         X             X            X         X
  and Assignments

  Other Investment                X         X             X            X         X
  Companies (18)

  Private Funds                                                                  X

  Real Estate Securities          X         X             X            X         X


  Restricted and Illiquid         X         X             X            X         X
  Securities (19)

  Securities of                   X         X             X            X         X
  Companies with Limited
  Operating Histories (20)

  TBA Sale Commitments                      X                          X         X

  Zero Coupon and                 X         X             X            X         X
  Pay-In- Kind (21)

INVESTMENT TECHNIQUES

  Borrowing (22)                  X         X             X            X         X

 Concentration (23)               X

  Lending of Portfolio            X         X             X            X         X
  Securities(24)

  Portfolio Hedging(10)(25)       X         X             X            X         X

  Repurchase Agreements           X         X             X            X         X
  (19)(26)

  Reverse Repurchase              X         X             X            X         X
  Agreements and Dollar
  Roll Transactions (19)(27)

  Securities, Interest Rate                 X             X            X         X
  and Currency Swaps (28)

  Short Sales (13)(29)                      X             X            X         X

  Temporary Defensive             X         X             X            X         X
  and Other Short-Term
  Positions

  When-Issued Securities          X         X             X            X         X
  and Delayed-Delivery
  Transactions (30)

(1) See each Fund's Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by the Fund's Fundamental Investment Restrictions. The Fundamental Investment Restrictions for each Fund follow this "Description of the Funds and their Investments and Risks."

(2) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus.

(3) The Equity and Bond Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest up to 20% of their total assets in securities of foreign issuers, of which 10% of the total assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap may invest up to 5% of its total net assets in certain foreign securities (including ADRs). LargeCap Value, MidCap Value and SmallCap Value Fund may invest up to 20% of their net assets in securities of foreign issuers.

(4) Sovereign Debt securities include Brady bonds. MidCap Value and SmallCap Value Funds may not invest in sovereign debt securities rated below investment grade.

(5) The Growth + Value Fund, MidCap Opportunities Fund and Disciplined LargeCap Fund may invest up to 5% of net assets in privately issued CMOs, IOs and POs when the Investment Adviser or Sub-Adviser believes that such investments are consistent with the Fund's investment objective.

(6) The Financial Services Fund and MagnaCap Funds are not authorized to purchase put or call options or write call options, or purchase stock index options or dealer options.

(7) Includes Moral Obligations Securities, Industrial Development and Pollution Control Bonds, Municipal Lease Obligations and short-term Municipal Obligations.

(8) Includes Bank Certificate of Deposit, Bankers Acceptance, Time Deposits, Savings Association Obligations, Commercial Paper, Short-Term Notes and other Corporate Obligations.

(9)   The Tax Efficient Equity Fund may invest in interest rate futures.

(10) MidCap Opportunities Fund may only purchase and sell futures contracts if the margin and premiums paid on futures contracts do not exceed 5% of total assets unless the transaction is for bonafide hedging.

(11) The Convertible Fund, Equity and Bond Fund, Growth Opportunities Fund, Growth + Value Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Funds may buy or sell put and call options on foreign currencies.

(12) The Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Funds may enter into foreign currency contracts in anticipation of changes in currency exchange rates.

(13) The Financial Services Fund may not sell short, or write, purchase or sell straddles, spreads or combinations thereof.

(14) As a matter of operating policy, Convertible Fund, Equity and Bond Fund, Financial Services Fund, and LargeCap Growth Fund will invest no more than 5% of their net assets in warrants.

(15)  The Disciplined LargeCap Fund may purchase index warrants.

(16) The Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

(17) Each Fund, except Financial Services Fund and MagnaCap Fund may write covered call options. The Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Fund may write secured put options.

      The Convertible Fund, Equity and Bond Fund and LargeCap Growth Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains of up to 25% of their net assets.

(18) The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. The Convertible Fund and Equity and Bond Fund may also invest in other investment companies that invest in senior loans.


      MagnaCap Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      MidCap Opportunities Fund and Disciplined LargeCap Fund may not invest in other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to the restrictions imposed by the 1940 Act and rules thereunder or any state in which shares of the Funds are registered.

      The Convertible, Equity and Bond, and LargeCap Growth Funds may invest in other investment companies, including money market Funds; investment companies for the purpose of making indirect investments and investment companies investing in senior loans. These Funds may not invest in securities of other investment companies, except
      (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets.

      The Funds marked above may not (i) invest more than 10% of its total assets in Investment Companies, (ii) invest more than 5% of its total assets in any one Investment Companies, or (iii) purchase greater than 3% of the total outstanding securities of any one Investment Company. The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds.

      As an alternative to using repurchase agreements, Growth + Value, MidCap Opportunities, Disciplined LargeCap, SmallCap Opportunities, LargeCap Value, MidCap Value, SmallCap Value and Growth Opportunities Funds may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party short-term liquidity purposes.

(19) Illiquid securities limit is 15% of a Fund's net assets. The MagnaCap Fund may not invest in restricted securities.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable.

      Tax Efficient Equity Fund may not invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

(20) The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

(21) The Equity and Bond Fund and Convertible Fund will limit their investments in zero coupon securities to 35% of net assets.

(22) See the Fundamental Investment Restrictions for each Fund for further information. The following Funds may borrow up to the specified percentages of total net assets for temporary, extraordinary or emergency purposes:

            Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund - 20% of total assets (provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing.

            MagnaCap Fund - 5% of total assets for temporary or emergency purposes.

            Growth Opportunities Fund and SmallCap Opportunities Fund - 5% of total assets (provided the fund maintains asset coverage of 300% for all borrowings) for temporary or emergency purposes.

            Growth + Value Fund - The Fund may borrow up to 33 1/3% of its assets from banks. The Fund may not borrow any amount in excess of 10% of its assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

      The following Funds may borrow up to the specified percentage to obtain such short-term credits as are necessary for the clearance of securities transactions:

            Financial Services Fund - 15% of total assets

            MidCap Opportunities Fund - 10% of net assets for temporary purposes. The Fund will not make additional investments when borrowing exceeds 5% of total assets.

      As part of its fundamental policies, the Disciplined LargeCap Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency purposes but only if immediately after such borrowing, there is asset coverage of 300%. As an operating policy, the Disciplined LargeCap Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques, which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Disciplined LargeCap Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      LargeCap Value, MidCap Value, SmallCap Value and Tax Efficient Equity Funds may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

      Real Estate Fund has an operating policy which limits its borrowings as follows: (i) the Fund may not borrow money except from banks for temporary or emergency purposes; (ii) the Fund will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), measured at the time of borrowing; or (iii) mortgage pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing. The Fund will not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of total assets.

      The LargeCap Value, MidCap Value and SmallCap Value Funds may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

(23) Financial Services Fund and Real Estate Fund "concentrate" (for purpose of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.

(24) The Growth Opportunities, SmallCap Opportunities, MagnaCap, LargeCap Value, MidCap Value, Real Estate, Disciplined LargeCap, SmallCap Value, Tax Efficient Equity Funds may lend portfolio securities up to 33 1/3% of total assets and; the Growth + Value and MidCap Opportunities Fund may lend portfolio securities up to 33% of total assets; and Convertible, Equity and Bond and LargeCap Growth Fund may lead portfolio securities up to 30% of their total assets.

(25) Neither Convertible, Equity and Bond, nor LargeCap Growth Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's assets. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options also may be limited The repurchase agreements entered into by the Real Estate Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated on the agreement. It is the current policy of the Real Estate Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets.

(26) Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.


      The SmallCap Opportunities Fund and Growth Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      Repurchase agreements maturing in more than seven days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable, are deemed illiquid.

(27) The following Funds may not engage in dollar roll transactions: Financial Services Fund, MagnaCap Fund, MidCap Value Fund and SmallCap Value Fund.

(28) Includes Securities Swaps, Interest Rate & Currency Swaps, Interest Rate Swaps, Cross Currency Swaps, Swap Options, Caps and Floors.

      The Growth Opportunities Fund, Growth + Value Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest in swap options, interest rate caps and floors and currency swap cap transactions.

(29) The Growth Opportunity, Growth + Value, MidCap Opportunities, LargeCap Value, MidCap Value, SmallCap Opportunities, SmallCap Value and Disciplined LargeCap Funds may not sell short, but may enter into short sales against the box.


      The MagnaCap Fund may not effect short sales.

      The Convertible, Equity and Bond, and LargeCap Growth Funds may not engage in short sales (other than MidCap Growth and SmallCap Growth), except that a Fund may use short-term credits as necessary for the clearance of transactions.

      The Real Estate Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(30) All Funds may invest in when-issued securities and delayed-delivery transactions, however, the Financial Services Fund and MagnaCap Funds may not enter into forward commitments.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

      COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

      SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Securities of small- and/or mid-capitalization companies may also be purchased. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

      SECURITIES OF BANKS AND THRIFTS. Financial Services Fund may concentrate its investments in equity securities of companies principally engaged in financial services, including banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

      Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

      The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

      Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

      Investments in thrifts generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few year.

FOREIGN AND EMERGING MARKET SECURITIES

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS

      American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS

      The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwritING Groep N.V.s composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry same risks as investing in foreign securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use


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
of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

      The Funds may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, aFund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

      Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices


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more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

Restrictions on Foreign Investments

      Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.


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      Substantial limitations may exist in certain countries with respect to a
Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

      Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country


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or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt


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security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GUARANTEED INVESTMENT CONTRACTS

      Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

      Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing


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Administration ("FHA") or the Farmers' Home Administration ("FMHA") or
guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

HIGH YIELD SECURITIES

      High yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the


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higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

      The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be


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institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund, which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of


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principal and interest on securities issued by institutions approved by GNMA
(such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed


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securities; (b) do not issue redeemable securities as defined in Section
2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOS

      Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

      Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or


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private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


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      MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

      INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS.  These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.


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      Short-Term Discount Notes (tax-exempt commercial paper) are short-term
(365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      The Funds may invest in the following securities and instruments:

      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or


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more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      A Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental,


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government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

      Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

      Banking industry obligations include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND FIXED TIME DEPOSITS. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

DERIVATIVES

      Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Disciplined LargeCap Fund, derivative investments generally will be limited to S&P 500 Index Options.


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      The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

      The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

      Options on Securities and Indexes - A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an


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index is "covered" if the Fund segregates assets determined to be liquid the
Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board.

      If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Risks Associated with Options on Securities and Indexes - There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the


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underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Foreign Currency Options - Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

      Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      For those Funds that may invest in futures contracts and options thereon ("futures options") that includes such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the


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value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures c contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.


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
      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Limitations on Use of Futures and Futures Options - In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contracts that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis)_ assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


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
      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

      Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


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
      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      OTC options - The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option.


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
FORWARD CURRENCY CONTRACTS



      Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Disciplined LargeCap Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

      "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a


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weighted index of commodity futures such as crude oil, gasoline and natural gas.
They may also invest in "equity linked" and "currency-linked" debt securities.
At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

IPOS

      Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.


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LOAN PARTICIPATION AND ASSIGNMENTS

      A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When a Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES

      An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

EXCHANGE TRADED FUND

      ETF. An EXCHANGE TRADED FUND (ETF) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company. Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The risk of not correlating to the index is an additional risk to the investors of ETFs.

SENIOR LOANS

      Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by


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other uncertainties such as economic developments affecting the market for
Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or


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voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.


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      Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

      The Fund's investments in real estate are primarily in Real Estate Investment Trusts (REITs) and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

      A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

      REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Fund invests primarily in Equity REITs.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are
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heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not


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invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

      To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      ZERO COUPON, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      PAY-IN-KIND SECURITIES are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.


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      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

      The Funds may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

CONCENTRATION

      Financial Services Fund, and Real Estate Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, certain Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

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REPURCHASE AGREEMENTS

         Repurchase agreements may be utilized, with respect to portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

         Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks, certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any


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additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

         SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

         A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

         Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund

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may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

         A Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

         A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

         Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the


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option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-Advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

SHORT SALES

         Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

         In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or


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exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

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         The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

         Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities. As an operating policy, the Real Estate Fund intends to limits its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities


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themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

                             INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

         (1) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 1. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

         (2) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

         (3) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

         (4) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

         (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

         (6) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities;

         (7) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

         (8) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental


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
                  restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom; or

         (9) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 3 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

         The Fund is also subject to the following investment restriction and policy that is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:

         (1) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of companies engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

         (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

         (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

         (3) Invest more than 25% of its assets in any one industry or related group of industries;

         (4)      Borrow money except to the extent permitted under the 1940
                  Act;

         (5) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

         (6) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending of Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

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         (7)      Underwrite the securities of others;

         (8) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

         (9) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

         (10) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin); or

         (11) Sell short, except that the Fund may enter into short sales against the box.

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

         (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that this Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

         (2) Borrow any amount in excess of 10% of it's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

         (3)      Invest more than 15% of its net assets in illiquid securities.




INVESTMENT RESTRICTIONS -- MAGNACAP FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

         (1) Invest more than 25% of the value of its total assets in any one industry;

         (2) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

         (3) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";

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         (4)      Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

         (5) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

         (6)      Engage in the underwriting of securities of other issuers;

         (7) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

         (8) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

         (9) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

         (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

         (11) Effect short sales, or purchase or sell puts, calls, spreads or straddles;

         (12) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account; or

         (13) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

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
         (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

         (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

         (3) Invest more than 25% of its assets in any one industry or related group of industries;

         (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

         (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

         (6)      Underwrite the securities of others;

         (7) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

         (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

         (9) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

         (10) Sell short, except that the Fund may enter into short sales against the box; or

         (11) Borrow money in excess of 10% of its net assets for temporary purposes.


         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

         (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

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
         (2) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

         (3)      Invest more than 15% of its net assets in illiquid securities.


         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- TAX EFFICIENT EQUITY FUND

         Tax Efficient Equity Fund has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund, except as indicated, may not:

         (1) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
                  (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (2) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

         (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

         (4) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

         (6) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by


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                  real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

         (7) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (8) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

         (9) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         (10) Invest in companies for the purpose of exercising control or management.

         In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

         The Tax Efficient Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

         The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to the effect that under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets, plus the amount of any borrowing for investment purposes, in a portfolio of equity securities whose returns fluctuate with rising and falling stock market prices. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH
FUNDS

         The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

         The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

         (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

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
         (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities;

         (4) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

         (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

         (6) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

         (7) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

         (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

         (9) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

         (10) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 4 and 11. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

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
         (11) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 4 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions;

         (12) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (13) Engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

         (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

         (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

         For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider this investment restriction to prevent the Funds from investing in investment companies that invest in loans.

         Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         LargeCap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such policy. If, subsequent to an investment the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         Equity and Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

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
INVESTMENT RESTRICTIONS -- DISCIPLINED LARGECAP FUND

         The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

         (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

         (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

         (3)      Invest more than 25% of its assets in any one industry;

         (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

         (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

         (6)      Underwrite the securities of others;

         (7) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts); or

         (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund.

         The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

         (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

         (2) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes; or

         (3)      Invest more than 15% of its net assets in illiquid securities.

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
         As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

         Disciplined LargeCap Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its total assets, plus the amount of any borrowings for investment purposes, in common stocks included in the Standard & Poor's 500 Composite Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES AND GROWTH OPPORTUNITIES FUNDS

         The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

         (1) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

         (2) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

         (3) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

         (4) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

         (5) Borrow money in excess of 5% of its total assets (taken at market value);

         (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

         (7) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the


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
                  Fund (or the persons designated by them to make such determinations) to be readily marketable;

         (8) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

         (9) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

         (10) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

         (11) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets); or

         (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

         The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

         (1) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

         (2) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.

         The SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

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
INVESTMENT RESTRICTIONS - LARGECAP VALUE, MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

         (1) Shall be a "diversified company" as that term is defined in the 1940 Act

         (2) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

         (3) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

         (4) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

         (5) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

         (6)      May not purchase or sell real estate, except that a Fund may
                  (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

         (7)      May not issue any senior security (as defined in the 1940
                  Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

         (8) May not purchase physical commodities or contracts relating to physical commodities.

         The LargeCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer


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
met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- REAL ESTATE FUND

         The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders. The Fund may not:

         (1) Acquire more than 10% of the voting securities of any one issuer;

         (2) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities;

         (3) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

         (4) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security;

         (5) Purchase or sell real estate, except that the Fund may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business;



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      (6)   Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, the investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowing or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders;

      (7) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts;

      (8) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; or

      (9)   Invest in companies for the purpose of exercising control.

      The following investment limitations of the Fund is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

      (1) The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

      Real Estate Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. real estate investments trusts (REITs) and real estate companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, the Investment Adviser or a Sub-Adviser determines, subject to the instructions of and review by the Board of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

      Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the ING Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, a Fund may also give weight to the ability of a broker to furnish brokerage and research services to a Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to a Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by a Fund is not reduced because the Adviser or Sub-Adviser receives such services. In negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the ING Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the ING Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

       FUND                                           MAY 31
       ----                                           ------
                            2003               2002               2001(1)           2000
                            ----               ----               -------           ----
Convertible             $   53,920         $    39,019(2)      $    74,457      $   134,086
Equity and Bond         $  182,177(3)      $    64,911(2)      $    99,792      $   102,510
Financial Services      $  246,689(2)      $   533,339         $   586,016      $   359,317
LargeCap Growth         $2,087,206(2)      $ 4,741,507(3)      $ 2,929,479      $ 1,017,307
MagnaCap                $1,367,926(3)      $   817,093         $   956,037      $   301,665

---------
(1)   For the eleven-month period from July 1, 2000 through May 31, 2001

(2) The decrease in brokerage commissions paid by the Fund is due to a decrease in the trading activity in the Fund.

(3) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.

       FUND                          MAY 31                              OCTOBER 31
       ----              -------------------------------------------     ----------
                             2003              2002         2001(1)         2000
                             ----              ----         -------         ----
Growth + Value           $ 1,966,295        $2,048,141     $ 737,205     $ 731,028
Disciplined LargeCap     $   113,167(2)     $  403,511     $  93,805     $ 165,557
Tax Efficient Equity     $    86,378(3)     $   36,511     $  15,297     $  32,736

---------
(1)   For the seven-month period from November 1, 2000 through May 31, 2001.

(2) The decrease in brokerage commissions paid by the Fund is due to a decrease in the trading activity in the Fund.

(3) The increase in brokerage commission paid by the Fund is due to an increase in the trading activity in the Fund.

                                          MAY 31                                       DECEMBER 31
                            ----------------------------------------------------      -----------
                                 2003               2002               2001(1)            2000
                                 ----               ----               -------            ----
SmallCap Opportunities      $ 6,891,693(3)      $ 2,957,637 (3)      $   591,077      $ 1,042,831
MidCap Opportunities        $ 3,175,771(3)      $ 1,054,790 (3)      $   433,856      $   393,763
Growth Opportunities        $ 3,024,078         $ 3,531,044 (3)      $ 1,764,125      $ 3,193,870
LargeCap Value (4)                  N/A                 N/A                  N/A              N/A
MidCap Value (2)            $   238,276(3)      $   112,299                  N/A              N/A
SmallCap Value (2)          $   166,033(3)      $    77,093                  N/A              N/A
Real Estate (2)             $   275,427                 N/A                  N/A              N/A

---------
(1)   For the five month period from January 1, 2001 through May 31, 2001.

(2) The MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002. As of May 31, 2002, the Real Estate Fund was advised by a different investment adviser.

(3) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.

(4)   As of May 31, 2003, the LargeCap Value Fund had not commenced operations.

      Of the total commissions paid as of the fiscal year ended May 31, 2003, $4,018,066 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the fiscal years ended May 31, 2003 and 2002, none of the Funds used affiliated brokers to execute portfolio transactions.

      During the fiscal year ended May 31, 2001, the following Funds paid affiliated brokers of the Fund brokerage commissions as follows:

MIDCAP GROWTH FUND

  Affiliated           Affiliated       Total Fund          % of          Affiliated    Fund Total        % of
    Broker             Principal         Principal        Principal       Commission    Commission     Commission
    ------             ---------         ---------        ---------       ----------    ----------     ----------
ING Barings LLC       $ 1,541,045     $1,092,319,230        0.14%           $3,756      $1,907,930        0.20%

SMALLCAP GROWTH FUND

  Affiliated           Affiliated       Total Fund          % of          Affiliated    Fund Total        % of
    Broker             Principal         Principal        Principal       Commission    Commission     Commission
    ------             ---------         ---------        ---------       ----------    ----------     ----------
ING Barings LLC        $2,768,573     $405,644,351          0.68%           $4,806       $857,577         0.56%

      During the year ended May 31, 2003, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents (as of May 31, 2003, the LargeCap Value Fund had not commenced operations):

FUND                       SECURITY DESCRIPTION             MARKET VALUE
----                       --------------------             ------------

CONVERTIBLE                                                         None

EQUITY AND BOND

                           Bank of America Corp.             $   793,940

                           Goldman Sachs Group LP            $   431,950
                           JP Morgan Chase & Co.             $   433,752
                           Morgan Stanley                    $   768,600

FINANCIAL SERVICES

                           Bank of America Corp.             $10,031,840
                           Goldman Sachs Group, Inc.         $ 8,190,750
                           JP Morgan Chase & Co.             $ 5,274,030
                           Lehman Brothers Holdings Inc.     $11,045,346
                           Merrill Lynch & Co., Inc.         $ 5,221,980
                           Morgan Stanley                    $ 7,718,025
                           US Bancorp.                       $ 6,932,250

GROWTH + VALUE                                                      None
GROWTH OPPORTUNITIES

                           Bank of America Corp.             $ 3,502,240
                           JP Morgan Chase & Co.             $ 2,040,606

LARGECAP GROWTH

                           Goldman Sachs Group, Inc.         $ 3,512,650
                           JP Morgan Chase & Co.             $ 3,815,046

MAGNACAP

                           Bank of America Corp.             $ 6,262,480
                           JP Morgan Chase & Co.             $ 6,167,822
                           Merrill Lynch & Co., Inc.         $ 5,538,070
                           Morgan Stanley                    $ 6,071,025

MIDCAP OPPORTUNITIES

                                                             $ 1,877,661

                           Bear Stearns Cos., Inc.

MIDCAP VALUE                                                        None

DISCIPLINED LARGECAP

                           Bear Stearns Cos., Inc.           $   131,359
                           Charles Schwab Corp.              $    45,590
                           Goldman Sachs Group, Inc.         $   330,075
                           JP Morgan Chase & Co.             $   560,263
                           Lehman Brothers Holdings, Inc.    $   361,731
                           Merrill Lynch & Co., Inc.         $   738,265
                           Morgan Stanley                    $   418,613
                           SunTrust Banks, Inc.              $   142,320
                           US Bancorp                        $   585,390

SMALLCAP OPPORTUNITIES                                              None

SMALLCAP VALUE                                                      None

TAX EFFICIENT EQUITY

                           Bank of America Corp.             $   712,320
                           Goldman Sachs Group, Inc.         $   692,750

REAL ESTATE                                                         None

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the ING Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

      Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety (90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous ninety (90) days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of Pilgrim General Money Market shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current net asset value, without a sales charge.

      The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

      Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by ING Life Insurance and Annuity Company (ILIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

      Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of September 2, 2003, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the

Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

      If you sell Class B or Class C shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

      A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

 CDSC SCHEDULE FOR SHARES OF MIDCAP OPPORTUNITIES FUND, SMALLCAP OPPORTUNITIES FUND, GROWTH OPPORTUNITIES FUND, DISCIPLINED LARGECAP FUND AND GROWTH + VALUE
                     FUND PURCHASED BEFORE NOVEMBER 1, 1999

      Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the Prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

 YEARS AFTER YOU        CDSC AS A PERCENTAGE
BOUGHT THE SHARES        OF AMOUNT REDEEMED
-----------------        ------------------
    1st Year                   5.00%
    2nd Year                   4.00%
    3rd Year                   3.00%
    4th Year                   2.00%
    5th Year                   2.00%
  After 5 Years                  --

      Prior to November 6, 2000, the CDSC on purchases of Class A shares of Tax Efficient Equity Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of Tax Efficient Equity Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                    TIME PERIOD DURING
                                    CDSC            WHICH CDSC APPLIES
                                    ----            ------------------
CDSC on Purchases of:          Before 11/06/00      Before 11/06/99
$1,000,000 to $2,499,999       1.00%                12 Months
$2,500,000 to $4,999,999       1.00%                12 Months
$5,000,000 and over            1.00%                12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                  DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                  ------------------------------------------------------
AMOUNT OF TRANSACTION                   CLASS A                           CLASS M
                                        -------                           -------
  Less than $50,000                      5.00%                             3.00%
  $50,000 - $99,999                      3.75%                             2.00%
 $100,000 - $249,999                     2.75%                             1.00%
 $250,000 - $499,000                     2.00%                             1.00%
 $500,000 - $999,999                     1.75%                             None
 $1,000,000 and over                   See below                           None

      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                              DEALER COMMISSION AS A PERCENTAGE
 AMOUNT OF TRANSACTION                OF AMOUNT INVESTED
$1,000,000 to $2,499,000                     1.00%
$2,500,000 to $4,999,999                     0.50%
  $5,000,000 and over                        0.25%

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; Fund shares will not be priced on these days.

      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

      If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.

      Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

      Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.


      Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

      Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the ING Funds' Prospectus or herein.

      Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

            (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

            (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

            (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty
                  (30) day period.

            (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

            (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

            (f) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

            (g) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

            (h) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

            (i) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

            (j) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the ING Funds' then-current prospectus.

            (k) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The ING Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

      Please note that the ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.

TAX LOSS CARRY-FORWARDS

      Tax loss carry-forwards were the following as of May 31, 2003:


                      FUND          AMOUNT               EXPIRATION DATES
                      ----          ------               ----------------
Convertible                         $ 99,314,637             2010-2011
Equity and Bond                        6,627,917             2010-2011
Growth + Value                       521,848,512             2009-2011
Growth Opportunities                 463,537,631             2009-2011
LargeCap Growth                      418,624,352             2008-2011
LargeCap Value (1)                           N/A                   N/A
MagnaCap                              10,576,002                  2011
MidCap Opportunities                 183,253,255             2007-2011
Disciplined LargeCap                  43,471,296             2008-2011
Small Cap Opportunities              372,918,566             2008-2011
Tax Efficient Equity                   7,756,432             2007-2011

----------------------------------
(1) As of May 31, 2003, the LargeCap Value Fund had not yet commenced operations.

DISTRIBUTIONS

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

      Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

      Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

      The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

EXCHANGES

      The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Investment Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

      Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(to the power of n) = ERV

Where:

              P     =   a hypothetical initial payment of $1,000,
              T     =   the average annual total return,
              n     =   the number of years, and
              ERV   =   the ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(to the power of n) = ATV[D]

Where:
              P       =  a hypothetical initial payment of $1,000,
              T       =  the average annual total return (after taxes on
                         distributions),
              n       =  the number of years, and
              ATV[D]  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(to the power of n) = ATV[DR]

Where:
              P       =  a hypothetical initial payment of $1,000,
              T       =  the average annual total return (after taxes
                         on distributions),
              n       =  the number of years, and
              ATV[DR] =  ending value of a hypothetical $1,000 payment
                         made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                               a-b
                                     Yield= 2[ --- +1)(to the power of 6)-1]
                                               cd
where
     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

      The yield for the various classes of ING Convertible and Equity and Bond Funds for the month ended May 31, 2003 as follows:

FUND                  CLASS A    CLASS B    CLASS C    CLASS M     CLASS Q    CLASS T
----                  -------    -------    -------    -------     -------    -------
Convertible             1.84       1.32      1.32        N/A        2.10        N/A
Equity and Bond         1.55       0.98      0.98        N/A        1.71        1.22


      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2003 and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2003, are as follows:

                                                                                          SINCE
                                           1 YEAR         5 YEAR         10 YEAR        INCEPTION     INCEPTION DATE
                                           ------         ------         -------        ---------     --------------
MagnaCap Fund
     Class A                               -17.51         -3.63           7.28                --             8/30/73
     Class A Return After Taxes on         -17.62         -5.62           4.59                --             8/30/73
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -11.40         -3.31           5.37                --             8/30/73
      Shares
     Class B                               -17.38         -3.41             --              5.86             7/17/95
     Class C                               -14.49                           --             -6.66              6/1/99
     Class M                               -15.89         -3.59             --              5.66             7/17/95
     Class Q                               -12.27            --             --             -8.13            11/19/99
      Class I                                  --            --             --             16.82            03/05/03

Financial Services Fund
     Class A                               -12.33         -0.60          13.56                --             1/24/86
     Class A Return After Taxes on         -13.57         -2.37          10.91                --             1/24/86
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund        -7.42         -1.25          10.58                --            1/24/86
      Shares
     Class B                               -12.00         -0.46             --              2.85            10/17/97

LargeCap Growth Fund
     Class A                               -18.52         -2.04             --              2.31             7/21/97
      Class A Return After Taxes on        -18.52         -2.42             --              1.96             7/21/97
       Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -12.04         -1.87             --              1.84             7/21/97
      Shares
     Class B                               -18.40         -1.90             --              2.51             7/21/97
     Class C                               -15.14         -1.59             --              2.62             7/21/97
     Class I                               -13.11            --             --            -22.66             1/08/02
     Class Q                               -13.36         -0.60             --              3.62             7/21/97

Convertible Fund
     Class A                                 1.57          5.90          11.01                --             4/19/93
     Class A Return After Taxes on           0.77          2.95           7.61                --             4/19/93
      Distribution
     Class A Return After Taxes on
      Distributions and Sale of Fund         0.92          3.69           7.62                --             4/19/93
      Shares
     Class B                                 2.16          6.26             --             11.74             5/31/95
     Class C                                 6.15          6.53          10.96                --             4/19/93
     Class Q                                 8.11          7.52             --             11.77             8/31/95

Equity and Bond Fund

                                                                                          SINCE
                                           1 YEAR         5 YEAR         10 YEAR        INCEPTION     INCEPTION DATE
                                           ------         ------         -------        ---------     --------------
     Class A                                -6.40          0.64           6.87                --             4/19/93
     Class A Return After Taxes on          -7.20         -2.71           4.30                --             4/19/93
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund        -4.26         -0.99           4.72                --             4/19/93
      Shares
     Class B                                -6.15          0.95             --              7.54             5/31/95
     Class C                                -2.24          1.18           6.83                --             4/19/93
     Class Q                                -0.61          1.98             --              7.19             8/31/95

Growth + Value Fund
     Class A                               -25.45         -4.93             --             -1.04            11/18/96
     Class A Return After Taxes on         -25.45         -5.97             --             -1.96            11/18/96
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -16.54         -3.96             --             -0.80            11/18/96
      Shares
     Class B                               -25.36         -4.80             --             -0.84            11/18/96
     Class C                               -22.24         -4.50             --             -0.86            11/18/96
     Class Q                               -20.79            --             --            -31.33             6/05/00

 Disciplined LargeCap Fund
     Class A                               -14.88            --             --             -6.98            12/30/98
     Class A Return After Taxes on         -14.88            --             --             -7.08            12/30/98
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund        -9.67            --             --             -5.86            12/30/98
      Shares
     Class B                               -14.93            --             --             -6.82            12/30/98
     Class C                               -11.34            --             --             -6.40            12/30/98
     Class I                                -9.39            --             --             -5.42            12/30/98

SmallCap Opportunities Fund
     Class A                               -28.81         -2.48             --              4.56              6/5/95
     Class A Return After Taxes on         -28.81         -5.08             --              2.58              6/5/95
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -18.73         -2.79             --              3.35              6/5/95
      Shares
     Class B                               -28.71         -2.25             --              4.62              6/5/95
     Class C                               -25.75         -2.02             --              4.59              6/5/95
     Class I                               -24.10            --             --             -3.86              4/1/99
     Class Q                               -24.30            --             --            -27.73              4/4/00

MidCap Opportunities Fund
     Class A                               -14.16            --             --              5.80             8/20/98

                                                                                          SINCE
                                           1 YEAR         5 YEAR         10 YEAR        INCEPTION     INCEPTION DATE
                                           ------         ------         -------        ---------     --------------
     Class A Return After Taxes on         -14.16            --             --              3.41             8/20/98
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund        -9.21            --             --              3.96             8/20/98
      Shares
     Class B                               -14.04            --             --              6.14             8/20/98
     Class C                               -10.38            --             --              6.38             8/20/98
     Class I                                -8.50            --             --              7.56             8/20/98
     Class Q                                -8.69            --             --            -19.70              4/4/00

Growth Opportunities Fund
     Class A                               -20.85         -5.97             --              3.61              6/5/95
     Class A Return After Taxes on         -20.85         -8.16             --              0.93              6/5/95
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -13.55         -4.94             --              2.48              6/5/95
      Shares
     Class B                               -20.72         -5.75             --              3.68              6/5/95
     Class C                               -17.42         -5.46             --              3.69              6/5/95
     Class I                               -15.64         -4.46             --              1.19             3/31/97
     Class Q                               -15.88            --             --            -28.98              6/1/00

Tax Efficient Equity Fund
     Class A                               -18.24            --             --             -4.33            12/15/98
     Class A Return After Taxes on         -18.24            --             --             -4.39            12/15/98
      Distributions
     Class A Return After Taxes on
      Distributions and Sale of Fund       -11.86            --             --             -3.67            12/15/98
      Shares
     Class B                               -18.10            --             --             -4.08            12/15/98
     Class C                               -14.74            --             --             -3.74            12/15/98

LargeCap Value Fund(2)
     Class A                                   --            --             --                --                  --
     Class A Return After Taxes on             --            --             --                --                  --
      Distributions
     Class A Return After Taxes on             --            --             --                --                  --
      Distributions and Sale of Fund
      Shares
     Class B                                   --            --             --                --                  --
     Class C                                   --            --             --                --                  --
     Class I                                   --            --             --                --                  --

MidCap Value Fund
     Class A                               -21.74        -15.07             --            -15.07            02/01/02
     Class A Return After Taxes on         -22.37            --             --            -15.58            02/01/02
      Distributions

                                                                                          SINCE
                                           1 YEAR         5 YEAR         10 YEAR        INCEPTION     INCEPTION DATE
                                           ------         ------         -------        ---------     --------------
     Class A Return After Taxes on         -14.26            --             --            -13.09            02/01/02
      Distributions and Sale of Fund
      Shares
     Class B                               -21.46            --             --            -13.51            02/04/02
     Class C                               -18.14            --             --            -10.84            02/04/02
     Class I                               -16.35            --             --            -12.72            03/04/02
     Class Q                               -16.62            --             --            -16.71            04/17/02

SmallCap Value Fund
     Class A                               -15.03            --             --             -7.42            02/01/02
     Class A Return After Taxes on         -15.50            --             --             -7.80            02/01/02
      Distributions
     Class A Return After Taxes on          -9.84            --             --             -6.53            02/01/02
      Distributions and Sale of Fund
      Shares
     Class B                               -14.96            --             --             -5.76            02/04/02
     Class C                               -11.43            --             --             -2.18            02/07/02
     Class I                                -9.49            --             --             -5.35            03/07/02
     Class Q                                -9.47            --             --            -11.61            04/30/02

Real Estate Fund(1)
     Class A                                   --            --             --              6.25            12/20/02
     Class I Return After Taxes on           2.40          4.65                             6.04
      Distributions
     Class I Return After Taxes on
      Distributions and Sale of Fund         2.52          4.37             --              5.65
     Shares
     Class B                                   --            --             --              7.77            11/20/02
     Class C                                   --            --             --             13.56            01/17/03
     Class I                                 4.13          6.62             --              8.11            12/31/96

-----------------------------


(1) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996.

(2) As of May 31, 2003, the LargeCap Value Fund had not yet commenced operations.

      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

      The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital of ING Equity Trust and ING Mayflower Trust, is in each case, an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

      Effective April 1, 2003 the cash and securities owned by each of the Funds are held by The Bank of New York Company Inc., One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

      Legal matters for each Company are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

      KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

OTHER INFORMATION

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

      The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

DECLARATION OF TRUST

      Equity Trust and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.


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
                              FINANCIAL STATEMENTS

      The financial statements from the Funds' May 31, 2003 Annual Reports and the Funds' November 30, 2003 Semi-Annual Reports are incorporated herein by reference (except for the LargeCap Value Fund, which was not offered until February 1, 2004). Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.


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
                                   ING FUNDS



                     PROXY VOTING PROCEDURES AND GUIDELINES
                         Effective as of July 10, 2003
                           As amended August 21, 2003

I.    INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.   VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the


--------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.


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
Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.  DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.   APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.    VOTING PROCEDURES AND GUIDELINES

THE GUIDELINES WHICH ARE SET FORTH IN EXHIBIT 3 HERETO SPECIFY THE MANNER IN WHICH THE FUNDS GENERALLY WILL VOTE WITH RESPECT TO THE PROPOSALS DISCUSSED THEREIN.

Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.


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
B.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the
            Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that there does not appear to be a
            conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.    Referrals to a Fund's Valuation and Proxy Voting Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator will maintain a record of all proxy
            questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.   CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.  REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND


Effective as of July 10, 2003

                                   EXHIBIT 2

                                     to the

                                   ING Funds

                            Proxy Voting Procedures


                             ING INVESTMENTS, LLC,
                            DIRECTED SERVICES, INC.
                                      AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                            PROXY VOTING PROCEDURES
                         Effective as of July 10, 2003

                         -----------------------------


I.    INTRODUCTION

      ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

      The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

      In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

      The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

      Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES

      A.    Proxy Coordinator

      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.

      B.    Agent

      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

      The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

      C.    Proxy Group

      The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

      A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

      For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

      The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.  VOTING PROCEDURES

      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      C.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the
            Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.   CONFLICTS OF INTEREST

      In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

      For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

      The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

      The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                       ADVISERS' PROXY VOTING PROCEDURES


PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

      NAME                                               TITLE OR AFFILIATION
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice President of ING Investments, LLC

Karla J. Bos              Acting Proxy Coordinator

Kimberly A. Anderson      Vice President and Assistant Secretary, ING Investments, LLC

Maria Anderson            Assistant Vice President - Manager Fund Compliance of ING Funds Services, LLC

Michael J. Roland         Executive Vice President and Chief Financial Officer of ING Investments, LLC

J. David Greenwald        Vice President - Fund Compliance of ING Fund Services, LLC

Megan L. Dunphy, Esq.     Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services

      Effective as of July 10, 2003

                                   EXHIBIT 3

                                     TO THE

                       ING FUNDS PROXY VOTING PROCEDURES


                       ---------------------------------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                         Effective as of July 10, 2003
                           As amended August 21, 2003

                       ---------------------------------


I.    INTRODUCTION

      The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

      Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

      The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

GUIDELINES

      The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.

      In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional

Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

      1.    The Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
      (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
      (2)   Only if the director's legal expenses would be covered.


      2.    Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.


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
REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

      3.    Auditors

RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

Non-Audit Services
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE
      GENERALLY, VOTE AGAINST SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES (OR CAPPING THE LEVEL OF NON-AUDIT SERVICES).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

      4.    Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


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SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

      5.    Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


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Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

      6.    Miscellaneous Governance Provisions

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
      - In the case of a contested election, management should be permitted to request that the dissident GRoup honor its confidential voting policy.
      -     If the dissidents agree, the policy remains in place.
      - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

Equal Access
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


      7.    Capital Structure

Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of


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shareholder returns.

Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

      8.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.


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Management Proposals Seeking Approval to Reprice Options
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:
      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES
      Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
      Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
      Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


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401(K) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

      9.    State of Incorporation

VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

      10.   Mergers and Corporate Restructurings

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.


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      11.   Mutual Fund Proxies

ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.


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AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

      12.   Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


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